UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

David W. O’Leary 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2005

Date of reporting period:	6/30/2005

Item 1. Reports to Stockholders.

MML Series Investment Fund

Semiannual Report
for the six months ended
June 30, 2005

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments	21

MML Large Cap Value Fund MML Equity Index Fund MML Growth Equity Fund MML OTC 100 Fund MML Small Cap Growth Equity Fund MML Emerging Growth Fund	21 24 30 34 36 41

Statement of Assets and Liabilities	44

Statement of Operations	45

Statement of Changes in Net Assets	46

Financial Highlights	48

Notes to Financial Statements	55

Other Information (Unaudited)	66

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

David O'Leary

"MassMutual sees some positive signs in the current economy and believes that investors should maintain a long-range approach to investing, which has proven to be more effective than attempts to react to current conditions in the markets. Ultimately, investors who are properly diversified and who adhere to a sound, long-term investment plan should be well positioned to handle any investment environment."

The year-to-date in review

For investors in both the stock and bond markets, the first six months of 2005 proved perplexing. In the three-month period ended March 31, 2005, the equity markets lost ground against a backdrop of an anticipated slowdown in the U.S. economy and lower corporate profits.

On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.

Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to a general flight to quality. The yield curve, a graphical representation of the yields of comparable securities with different maturities, flattened further, partly in response to two more hikes in short-term interest rates by the Fed.

In this challenging investment environment, blue chips, as represented by the Dow Jones Industrial AverageSM (DJIASM)*, returned -4.71% for the six months ended June 30, 2005. The S&P 500® Index fared better, with a -0.81% return. The technology-focused Nasdaq Composite® Index and the small-cap Russell 2000® Index were also in negative territory for the period, returning -5.45% and -1.25%, respectively. Despite a strengthening of the U.S. dollar, foreign stocks outperformed most of their U.S. counterparts, as measured by the -1.17% return of the MSCI® EAFE® Index. For the same six-month period, only the fixed income market ended on positive ground, as underscored by the Lehman Brothers® Aggregate Bond Index's return of 2.51%.

The impact of higher oil prices

Late in June, crude oil prices hit a high of approximately $60 per barrel. With the price of crude oil continuing to increase, it's worth taking a closer look at some of the factors driving this market and the potential implications.

Crude oil is refined into a number of products consumers depend on for transportation, heating and other purposes. In the past few years, the commodity's price has risen sharply, as demand from Asia – particularly China – has accelerated markedly. Even the refinement process has played a role in the current situation, since underinvestment in refineries in recent years has resulted in refining capacity that is now barely adequate to meet existing needs. Finally, persistent speculator buying has been exacerbating the situation. Because crude oil futures have rewarded investors over the past few years, traders keep buying when prices dip and driving them back up.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund – Letter to Shareholders (Continued)

High oil prices can act like a tax on consumers, limiting their purchases in other areas. Furthermore, because crude oil products drive so many businesses across the spectrum of industries, persistently high oil prices could act as a brake on economic growth at the same time that rising interest rates are having a similar effect.

Despite these challenges, the crude oil situation offers some reasons for optimism. Indeed, while prices are high, they do not approach their all-time highs in inflation-adjusted terms, so the overall negative impact is not as great as it might appear. Additionally, global economies appear to be taking the recent price increases in stride, perhaps because higher prices have been driven by gradually increasing demand rather than an abrupt event, such as an oil embargo. Finally, China's oil imports declined slightly in the first five months of 2005, as that nation's torrid growth rate cooled somewhat.

Outlook

Stock prices have held up remarkably well against the dual threats of rising interest rates and high crude oil prices. MassMutual believes there are a number of favorable factors at work in the current economic environment, including a reasonably healthy U.S. economy. Other positive influences include fairly robust consumer confidence, along with interest rates and inflation that are still low by historical standards.

Given the difficulty of predicting market movements, we believe it's important for investors to stay diversified across a variety of asset classes, to keep a long-term focus and to maintain a financial plan that's in line with their financial goals, needs and risk tolerance levels. We recommend that you review your plan with your financial representative at least annually to assess your portfolio and make any changes necessary to stay on track to meet your goals.

Sincerely,

David W. O'Leary
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/1/2005 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Value Fund?	This Fund seeks both capital growth and income by selecting high-quality, large capitalization companies primarily in the S&P 500 Index.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's shares returned 1.25%, outperforming the -0.81% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

What was the investment backdrop during the period?	The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.
Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to an environment that favored higher-quality bonds.

What factors contributed to the Fund's performance – and how did you respond?	During the first quarter, energy and select holdings in health care and consumer products contributed positively to the Fund's results, offset by weaker results in financials. Top-performing positions included ConcocoPhillips, EOG Resources, HCA Inc., Devon Energy and Occidental Petroleum. Detractors from performance during the period included Centerpoint Properties Trust, Costco Wholesale, JPMorgan Chase, American Express and American International Group. We did not make any notable changes to the portfolio during the first quarter.
Turning to the second quarter, contributors to performance were largely stock specific. Notable standouts included EOG Resources, American International Group, H&R Block, American Express and Progressive Corp. The list of detractors included Berkshire Hathaway, Transatlantic Holdings, Lexmark International, Comcast and Tyco. Toward the end of June, the Fund initiated a position in Harley-Davidson, the well-known U.S.-based motorcycle manufacturer.

What is your outlook?	We believe that the major averages are likely to remain in a trading range and will not necessarily experience large sustained gains or declines for the foreseeable future. If this unfolds, prudent stock selection will be the key to generating favorable results.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund

Industry Table

(% of Net Assets) on 06/30/05

Banking, Savings & Loans	17.7%
Insurance	13.0%
Financial Services	12.1%
Energy	10.2%
Commercial Services	5.3%
Broadcasting, Publishing & Printing	5.1%
Tobacco	4.9%
Retail	4.7%
Industrial - Diversified	4.3%
Containers	2.4%
Pharmaceuticals	2.2%
Beverages	1.9%
Healthcare	1.7%
Building Materials & Construction	1.5%
Computers & Information	1.1%
Transportation	1.0%
Foods	1.0%
Prepackaged Software	0.8%
Automotive & Parts	0.7%
Communications	0.7%
Diversified Financial	0.6%
Computers & Office Equipment	0.5%
Advertising	0.3%
Cosmetics & Personal Care	0.2%
Household Products	0.1%
Short-Term Investments and Other Assets and Liabilities	6.0%
100.0%

MML Large Cap Value Fund
Largest Stock Holdings (6/30/05)
American Express Co.
American International Group, Inc.
Altria Group, Inc.
Tyco International Limited
JP Morgan Chase & Co.
Berkshire Hathaway, Inc. Cl. A
Costco Wholesale Corp.
Comcast Corp. Special Cl. A
Golden West Financial Corp.
HSBC Holdings PLC

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index.

MML Series Investment Fund

Total Return	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/1/00 - 6/30/05
MML Large Cap Value Fund	1.25%	8.32%	2.14%	1.51%
S&P 500 Index	–0.81%	6.32%	–2.37%	–2.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund?	The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index. The Fund pursues this objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's Class I shares returned -0.94%, lagging the -0.81% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

What was the investment backdrop during the period?	The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.
Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to an environment favoring higher-quality bonds.

What factors contributed to the Fund's performance?	In the first quarter, growth stocks outpaced value issues, and small and mid cap securities ended the period in negative territory. On a sector basis, the energy and utilities sectors posted the best performance, up 17.58% and 5.42%, respectively. However, the strong performance of these sectors was not enough to bring the S&P 500 Index into positive territory, since energy stocks account for only 8.03% of the S&P 500 Index, and utilities, just 3.06%. The two largest sectors in the S&P 500 ended the quarter with sharp losses. The financial sector, representing 20.42% of the S&P 500 Index, lost 6.38% and information technology, at 15.44% of the S&P 500 Index, dropped 7.33%. The worst-performing sector for the period was telecommunications services, down 7.78%. Against the backdrop of high oil prices and two interest hikes by the Fed, the vast majority of U.S. equity indexes posted negative returns during the period.
In the second quarter, value stocks outpaced their growth counterparts, and small and mid cap securities posted positive returns. From a sector perspective, utilities and financials sectors posted the best performance, up 9.31% and 4.33%, respectively. The health care sector, which comprises 13.49% of the S&P 500 Index, was also positive for the period, posting a return of 4.13%. The increase in the energy sector continued through the second quarter, as that sector, which represents 8.56% of the S&P 500 Index, advanced 1.99%. The worst-performing sector for the second quarter was materials, which fell 9.47%.

What is your outlook?	Stock prices have held up remarkably well against the dual threats of rising interest rates and high crude oil prices, both of which can negatively impact company earnings. We believe there are a number of favorable factors at work in the current investment environment, including a reasonably healthy U.S. economy. Other positive influences include fairly robust consumer confidence, along with interest rates and inflation that are still low by historical standards.

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund

Industry Table

(% of Net Assets) on 06/30/05

Banking, Savings & Loans	11.4%
Pharmaceuticals	8.8%
Energy	8.8%
Electrical Equipment & Electronics	6.8%
Retail	5.5%
Insurance	5.3%
Computers & Information	4.0%
Financial Services	3.9%
Prepackaged Software	3.8%
Electric Utilities	3.1%
Broadcasting, Publishing & Printing	2.5%
Cosmetics & Personal Care	2.4%
Medical Supplies	2.3%
Beverages	2.2%
Aerospace & Defense	2.2%
Telephone Utilities	2.1%
Communications	2.0%
Foods	1.8%
Transportation	1.7%
Industrial - Diversified	1.7%
Commercial Services	1.6%
Chemicals	1.6%
Tobacco	1.4%
Healthcare	1.3%
Entertainment & Leisure	1.1%
Machinery & Components	0.9%
Computers & Office Equipment	0.9%
Automotive & Parts	0.8%
Data Processing & Preparation	0.8%
Apparel, Textiles & Shoes	0.7%
Household Products	0.6%
Metals & Mining	0.6%
Restaurants	0.6%
Forest Products & Paper	0.5%
Information Retrieval Services	0.4%
Communications Equipment	0.4%
Manufacturing	0.4%
Home Construction, Furnishings & Appliances	0.3%
Lodging	0.3%
Computer Integrated Systems Design	0.3%
Real Estate	0.2%
Advertising	0.2%
Building Materials & Construction	0.2%
Containers	0.2%
Toys, Games	0.1%
Air Transportation	0.1%
Photography Equipment/Supplies	0.1%
Retail - Grocery	0.1%
Industrial - Distribution	0.0%
Computer Programming Services	0.0%
Travel	0.0%
Futures	(0.0)%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MML Equity Index Fund
Largest Stock Holdings (6/30/05)
General Electric Co.
Exxon Mobil Corp.
Microsoft Corp.
Citigroup, Inc.
Pfizer, Inc.
Johnson & Johnson
Bank of America Corp.
Wal-Mart Stores, Inc.
Intel Corp.
American International Group, Inc.

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund

Total Return	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/1/97 - 6/30/05
MML Equity Index Fund Class I	–0.94%	5.91%	–2.81%	6.09%
S&P 500 Index	–0.81%	6.32%	–2.37%	6.59%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund

Total Return	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/1/00 - 6/30/05
MML Equity Index Fund Class II	–0.87%	6.07%	–2.63%	–2.50%
MML Equity Index Fund Class III	–0.81%	6.22%	–2.56%	–2.43%
S&P 500 Index	–0.81%	6.32%	–2.37%	–2.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Growth Equity Fund?	This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's shares returned 0.14%, exceeding the -0.81% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

What was the investment background during the period?	The first quarter of 2005 saw the majority of U.S. equity markets in the red, spurred in large part by mixed economic data, rising oil prices and concerns over inflation. Both large and small cap stocks produced negative returns for the period, although the large cap universe slightly outpaced its small cap counterpart. Within large and small caps, value stocks led growth stocks.
Oil futures were central to U.S. and global markets for the quarter, as prices repeatedly climbed, then stabilized. The dollar shrugged off disappointing U.S. job creation data for March, as well as reports of soft U.S. manufacturing activity, and edged higher against the euro at the tail-end of the period. Meanwhile, the U.S. Labor Department announced that payrolls rose to only 110,000 in March, which was less than half of the expected increase of 225,000.
In a turnaround from the first quarter, most U.S. equity markets ended the second quarter in positive territory, with the exception of the Dow Jones Industrial Average, which returned -1.6%. Both large and small cap stocks produced positive returns for the period, although the small cap universe slightly outpaced its large cap counterpart in a reversal from the first quarter. Within large and small caps, there was little disparity between value and growth stocks.
During the second quarter, the Federal Reserve (Fed) raised the federal funds rate by an additional two 0.25% increases, to end the period at 3.25%. This marked nine increases since June 2004. Turning to commodities, the markets kept a wary eye on oil prices during the period, as they repeatedly spiked and then leveled out. In June, oil futures contracts closed above $60 per barrel – a first for crude – as traders continued to worry about the potential imbalance of supply and demand.

What factors contributed to the Fund's performance?	During the first quarter, sector selection was positive, aided considerably by an overweight position relative to the Fund's benchmark in oil and gas. An underweight position in the financial sector also contributed to the portfolio's relative performance. Conversely, underweight positions in both health care and food/beverages detracted from relative returns – but not enough to offset the Fund's overall positive performance for the period.
In the second quarter, sector selection was flat relative to the benchmark. The portfolio benefited from a sector underweight position in manufacturing and an overweight position in oil/gas. This positive performance, however, was offset by overweight positions in the primary process industry and automotive spaces, which underperformed as groups.

What is your outlook?	We continue to believe that a tilt towards higher-quality stocks is worthwhile for U.S. investors, as these stocks have remained cheap relative to their historical averages. While lower-quality stocks once again outpaced their high-quality counterparts, our market outlook for the remainder of 2005 continues to be for a moderate, yet sustained, bear market. We believe that the key to success lies in a focus on quality.

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund

Industry Table

(% of Net Assets) on 06/30/05

Pharmaceuticals	15.3%
Retail	14.4%
Energy	8.0%
Computers & Information	7.7%
Healthcare	6.4%
Tobacco	4.8%
Electrical Equipment & Electronics	3.9%
Insurance	2.9%
Apparel, Textiles & Shoes	2.8%
Prepackaged Software	2.5%
Banking, Savings & Loans	2.2%
Data Processing & Preparation	2.1%
Aerospace & Defense	1.9%
Lodging	1.8%
Financial Services	1.7%
Chemicals	1.6%
Communications	1.6%
Restaurants	1.4%
Transportation	1.4%
Information Retrieval Services	1.3%
Automotive & Parts	1.2%
Commercial Services	1.2%
Home Construction, Furnishings & Appliances	1.1%
Machinery & Components	1.0%
Cosmetics & Personal Care	1.0%
Foods	0.9%
Medical Supplies	0.9%
Computer Integrated Systems Design	0.9%
Electric Utilities	0.8%
Telephone Utilities	0.7%
Household Products	0.5%
Metals & Mining	0.5%
Broadcasting, Publishing & Printing	0.4%
Real Estate	0.3%
Industrial - Distribution	0.3%
Computer Programming Services	0.3%
Communications Equipment	0.2%
Manufacturing	0.2%
Industrial - Diversified	0.1%
Advertising	0.1%
Entertainment & Leisure	0.1%
Building Materials & Construction	0.1%
Containers	0.1%
Short-Term Investments and Other Assets and Liabilities	1.4%
100.0%

MML Growth Equity Fund
Largest Stock Holdings (6/30/05)
Johnson & Johnson
Dell, Inc.
Exxon Mobil Corp.
UnitedHealth Group, Inc.
The Home Depot, Inc.
Altria Group, Inc.
Pfizer, Inc.
Lowe's Companies, Inc.
Intel Corp.
Fannie Mae

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index.

MML Series Investment Fund
Total Return

	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/3/99 - 6/30/05
MML Growth Equity Fund	0.14%	2.49%	–8.87%	–2.65%
S&P 500 Index	–0.81%	6.32%	–2.37%	–0.32%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MML OTC 100 Fund?	This Fund seeks to approximate, as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the securities of companies included in the NASDAQ 100® Index, which is generally recognized as representative of the over-the-counter market.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's shares returned -7.99%, trailing the -7.87% return of the NASDAQ 100 Index.
The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

What was the investment backdrop during the period?	The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.
Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to an environment favoring higher-quality bonds.

What factors contributed to the Fund's performance?	During the first quarter, all of the NASDAQ 100 Index's sectors posted negative returns. The information technology sector, which accounts for over half of the NASDAQ 100 Index, returned -6.60% for the quarter. Consumer discretionary, which is the second-largest sector at 18.98% of the NASDAQ 100 Index, was also down for the quarter with a return of -14.75%. Against the backdrop of high oil prices and two interest hikes by the Fed, the vast majority of U.S. equity indexes posted negative returns during the period.
Turning to the second quarter, the telecommunications services sector advanced impressively with a gain of 11.42%. The information technology sector, which accounts for over half of the NASDAQ 100 Index, returned -0.09%. Consumer discretionary, which is the second-largest sector at 19.82% of the NASDAQ 100 Index, was also down for the period, with a return of -0.14%.

What is your outlook?	Stock prices have held up remarkably well against the dual threats of rising interest rates and high crude oil prices, both of which can negatively impact company earnings. We believe there are a number of favorable factors at work in the current investment environment, including a reasonably healthy U.S. economy. Other positive influences include fairly robust consumer confidence, along with interest rates and inflation that are still low by historical standards.

MML OTC 100 Fund – Portfolio Manager Report (Continued)

MML OTC 100 Fund

Industry Table

(% of Net Assets) on 06/30/05

Prepackaged Software	16.3%
Electrical Equipment & Electronics	14.2%
Communications	13.0%
Computers & Information	10.5%
Pharmaceuticals	9.9%
Retail	6.2%
Commercial Services	5.9%
Broadcasting, Publishing & Printing	4.2%
Information Retrieval Services	2.5%
Foods	2.2%
Medical Supplies	1.7%
Manufacturing	1.4%
Computer Programming Services	1.3%
Miscellaneous	1.3%
Computer Integrated Systems Design	1.2%
Automotive & Parts	1.0%
Healthcare	0.8%
Telephone Utilities	0.8%
Data Processing & Preparation	0.8%
Transportation	0.8%
Retail - Grocery	0.6%
Lodging	0.4%
Apparel, Textiles & Shoes	0.3%
Communications Equipment	0.3%
Advertising	0.3%
Internet Content	0.3%
Containers	0.2%
Futures	(0.1)%
Short-Term Investments and Other Assets and Liabilities	1.7%
100.0%

MML OTC 100 Fund
Largest Stock Holdings (6/30/05)
Microsoft Corp.
Qualcomm, Inc.
Intel Corp.
Nextel Communications, Inc. Cl. A
Cisco Systems, Inc.
Apple Computer, Inc.
Dell, Inc.
Amgen, Inc.
eBay, Inc.
Comcast Corp. Cl. A

MML OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index.

MML Series Investment Fund
Total Return

	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/1/00 - 6/30/05
MML OTC 100 Fund	–7.99%	–1.74%	–17.09%	–16.88%
NASDAQ 100 Index	–7.87%	–1.52%	–16.88%	–16.42%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Growth Equity Fund?	This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's shares returned 0.83%, outpacing the -1.25% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small capitalization common stocks, and the -3.58% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe. However, the performance of the Fund's shares lagged the 1.79% return of the S&P SmallCap 600 Index, a market-capitalization-weighted index that measures the performance of 600 domestic small cap stocks chosen for market size, liquidity and industry group representation.

What was the investment background during the period?	After registering positive returns in 2004, equity markets generally retreated in the first quarter of 2005 on concerns of rising interest rates, high oil prices, and slowing earnings growth. For the quarter, value performed better than growth, and large cap stocks outperformed their small cap counterparts. Within the Russell 2000 Index, energy was by far the best-performing sector, while information technology and telecommunication services were the worst.
In the second quarter, the market remained surprisingly resilient in the face of rising short-term interest rates, high energy prices and a slowing economy. Another surprise was the strength of the small cap cycle, as small cap stocks led the market's advance.

What factors contributed to the Fund's performance – and how have you positioned the Fund as a result?	2004's trend continued into the first quarter. Mainstream strategies outperformed their speculative counterparts, as investors moved away from lower-quality companies, defined by their negative earnings and smaller size. As a result, market capitalization and quality mattered. Micro-cap stocks with market caps below $250 million underperformed stocks with market capitalizations over $1 billion by greater than 9%. Companies with negative earnings also lagged, with an average –7.9% return. Nowhere did this exemplify itself more than in the technology sector, which closed down almost 12% during the first quarter. The opposite remained true in the energy sector, as oil-related stocks maintained their outperformance on the tailwind of rapidly rising oil prices. The energy group's first quarter return of 14.6% again topped all sectors. We were underweight in these two volatile and cyclical sectors, which held back performance somewhat. The opportunistic feature of these groups just does not fit within our larger emphasis on high and stable profitability. Our greater concentration was in the health care, finance and consumer discretionary sectors. During the first quarter, the portfolio had favorable stock selection in the health care sector; conversely, the consumer discretionary sector provided some headwinds to overall performance.
Turning to the second quarter, positive contributions came from the financials sector. Outside of financials, health insurer Humana and business integration software provider SeeBeyond Technology were also standouts. On the other hand, unfavorable stock selection in the consumer discretionary and information technology sectors hampered the Fund's returns.

What is your outlook?	Thus far, the economy has successfully weathered the storm of Federal Reserve (Fed) tightening and various inflationary pressures. Now that the Fed-induced slowdown has passed, we are cautiously optimistic about global Gross Domestic Product (GDP) growth for the next 12 months. We foresee modest economic expansion, but plenty of attractive investment opportunities in small, growing companies.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund

Industry Table

(% of Net Assets) on 06/30/05

Prepackaged Software	9.1%
Healthcare	8.3%
Commercial Services	8.2%
Retail	4.8%
Electrical Equipment & Electronics	4.7%
Energy	4.3%
Banking, Savings & Loans	3.9%
Pharmaceuticals	3.6%
Medical Supplies	3.3%
Transportation	2.9%
Computer Related Services	2.5%
Computer Integrated Systems Design	2.4%
Data Processing & Preparation	2.2%
Lodging	2.2%
Advertising	2.0%
Chemicals	2.0%
Financial Services	2.0%
Computers & Information	1.9%
Home Construction, Furnishings & Appliances	1.8%
Information Retrieval Services	1.8%
Foods	1.7%
Machinery & Components	1.5%
Automotive & Parts	1.3%
Communications	1.1%
Broadcasting, Publishing & Printing	1.0%
Insurance	1.0%
Telephone Utilities	0.9%
Air Transportation	0.7%
Restaurants	0.7%
Metals & Mining	0.7%
Manufacturing	0.5%
Computer Programming Services	0.5%
Household Products	0.5%
Heavy Machinery	0.5%
Apparel, Textiles & Shoes	0.5%
Building Materials & Construction	0.5%
Investment Management Services	0.4%
Entertainment & Leisure	0.4%
Real Estate	0.3%
Cosmetics & Personal Care	0.3%
Containers	0.3%
Computer Maintenance & Repair	0.2%
Beverages	0.2%
Short-Term Investments and Other Assets and Liabilities	10.4%
100.0%

MML Small Cap Growth Equity Fund
Largest Stock Holdings (6/30/05)
The Corporate Executive Board Co.
ITT Educational Services, Inc.
Factset Research Systems, Inc.
Take-Two Interactive Software, Inc.
Checkfree Corp.
Cerner Corp.
American Healthways, Inc.
Getty Images, Inc.
AmSurg Corp.
Newfield Exploration Co.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML Series Investment Fund
Total Return

	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/3/99 - 6/30/05
MML Small Cap Growth Equity Fund	0.83%	10.45%	–2.10%	7.54%
Russell 2000 Index	–1.25%	9.45%	5.71%	7.92%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Emerging Growth Fund?	This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

How did the Fund perform during the six months ended June 30, 2005?	For the six months ended June 30, 2005, the Fund's shares returned -5.24%, trailing the -1.25% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

What was the investment backdrop during the period?	The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.
Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to an environment favoring higher-quality bonds.

What factors contributed to the Fund's performance?	In the first quarter, the Fund's underperformance primarily came from sector corrections in biotechnology, Internet, and technology. Our largest underperforming positions included holdings in emerging industries ranging from biotech to voice-over-IP to Internet advertising and wireless networking. Conversely, our better-performing stocks came from broader sectors of the economy – such as retail, energy, medical devices, consumer, software and health care services.
In the second quarter, favorable stock selection drove the Fund's performance. The Fund benefited from a number of software positions and acquisition activity, as Adobe Software acquired long-held Macromedia, Inc. Although our retail positions turned in decent performance, the portfolio encountered challenges in several services positions, and performance weakness in some Internet positions. Returns from our Internet holdings were mixed in the second quarter. Health care proved to be another productive area for the portfolio in the quarter, with biotechnology holdings providing some of the best returns.

What is your outlook?	Our portfolio remains more aggressively positioned than our benchmark because we expect Internet, technology, medical products and various consumer segments to grow faster than the more cyclical sectors, which have grown to a much bigger percentage of the benchmark than in years past. Higher energy prices may keep a lid on any sustained valuation expansion. Our focus remains on discovering the emerging sectors of the economy, which should exhibit firms with faster earnings growth. We remain resolutely positive on the long-term opportunities we believe Internet advertising and commerce offer. Online advertising adoption is just reaching a tipping point as Fortune 1000 companies recognize that online presence is essential – and our belief is that online advertising may continue to grow.

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

MML Emerging Growth Fund

Industry Table

(% of Net Assets) on 06/30/05

Commercial Services	11.2%
Pharmaceuticals	9.0%
Electrical Equipment & Electronics	8.0%
Medical Supplies	6.9%
Prepackaged Software	4.2%
Healthcare	4.2%
Computers & Information	3.9%
Communications	3.8%
Retail	3.7%
Lodging	3.1%
Financial Services	2.8%
Insurance	2.6%
Banking, Savings & Loans	2.6%
Restaurants	2.4%
Energy	2.4%
Telephone Utilities	2.1%
Advertising	2.1%
Computer Integrated Systems Design	2.0%
Building Materials & Construction	1.9%
Computer Programming Services	1.8%

Apparel, Textiles & Shoes	1.6%
Internet Software	1.4%
Machinery & Components	1.2%
Information Retrieval Services	1.2%
Aerospace & Defense	1.1%
Computer Related Services	1.0%
Foods	1.0%
Transportation	0.9%
Home Construction, Furnishings & Appliances	0.6%
Photography Equipment/ Supplies	0.4%
Data Processing & Preparation	0.4%
Metals & Mining	0.3%
Real Estate	0.2%
Heavy Machinery	0.0%
Short-Term Investments and Other Assets and Liabilities	8.0%
100.0%

MML Emerging Growth Fund
Largest Stock Holdings (6/30/05)
Bright Horizons Family Solutions, Inc.
Ixia
WebEx Communications, Inc.
Emulex Corp.
bebe stores, inc.
Valueclick, Inc.
Matria Healthcare, Inc.
Rigel Pharmaceuticals, Inc.
Lifeline Systems, Inc.
Alexion Pharmaceuticals, Inc.

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML Series Investment Fund
Total Return

	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 5/1/00 - 6/30/05
MML Emerging Growth Fund	–5.24%	4.08%	–12.49%	–10.58%
Russell 2000 Index	–1.25%	9.45%	5.71%	6.00%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Large Cap Value Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 94.0%
Advertising - 0.3%
WPP Group PLC Sponsored ADR (United Kingdom)	5,100	$260,355
Automotive & Parts - 0.7%
Harley-Davidson, Inc.	14,400	714,240
Banking, Savings & Loans - 17.7%
Citigroup, Inc.	57,800	2,672,094
Fifth Third Bancorp(a)	22,800	939,588
Golden West Financial Corp.(a)	49,400	3,180,372
HSBC Holdings PLC	181,249	2,894,244
JP Morgan Chase & Co.	111,316	3,931,681
Lloyds TSB Group PLC Sponsored ADR (United Kingdom)(a)	17,800	606,090
Providian Financial Corp.(b)	18,400	324,392
State Street Corp.	4,000	193,000
Wells Fargo & Co.	45,100	2,777,258
		17,518,719
Beverages - 1.9%
Diageo PLC Sponsored ADR (United Kingdom)(a)	20,500	1,215,650
Heineken Holding NV Cl. A	23,250	650,303
		1,865,953
Broadcasting, Publishing & Printing - 5.1%
Comcast Corp. Special Cl. A(b)	110,500	3,309,475
Gannett Co., Inc.	6,000	426,780
IAC/InterActiveCorp(a) (b)	17,700	425,685
Lagardere S.C.A. SA(a)	12,100	889,067
		5,051,007
Building Materials & Construction - 1.5%
Martin Marietta Materials, Inc.	11,500	794,880
Vulcan Materials Co.(a)	10,900	708,391
		1,503,271
Commercial Services - 5.3%
Block (H&R), Inc.(a)	30,900	1,803,015
Cosco Pacific, Ltd.	140,000	271,062
Dun & Bradstreet Corp.(b)	11,450	705,893
Iron Mountain, Inc.(a) (b)	43,300	1,343,166
Moody's Corp.(a)	26,400	1,186,944
		5,310,080

	Number of Shares	Market Value
Communications - 0.7%
Nokia Oyj Sponsored ADR (Finland)	14,800	$246,272
NTL, Inc.(b)	900	61,578
SK Telecom Co. Limited ADR (South Korea)(a)	17,200	350,880
		658,730
Computers & Information - 1.1%
Lexmark International, Inc.(b)	16,900	1,095,627
Computers & Office Equipment - 0.5%
Hewlett-Packard Co.	22,900	538,379
Containers - 2.4%
Sealed Air Corp.(b)	48,200	2,399,878
Cosmetics & Personal Care - 0.2%
Avon Products, Inc.	6,500	246,025
Diversified Financial - 0.6%
Takefuji Corp.	8,500	575,273
Energy - 10.2%
ConocoPhillips	47,860	2,751,471
Devon Energy Corp.	42,800	2,169,104
EOG Resources, Inc.(a)	38,400	2,181,120
Occidental Petroleum Corp.	29,500	2,269,435
Transocean, Inc.(b)	13,800	744,786
		10,115,916
Financial Services - 12.1%
American Express Co.	107,600	5,727,548
Berkshire Hathaway, Inc. Cl. A(b)	46	3,841,000
Centerpoint Properties Corp.	35,400	1,497,420
Morgan Stanley	12,500	655,875
Telewest Global, Inc.(b)	10,900	248,302
		11,970,145
Foods - 1.0%
The Hershey Co.(a)	15,800	981,180
Healthcare - 1.7%
Caremark Rx, Inc.(b)	2,000	89,040
HCA, Inc.	28,000	1,586,760
		1,675,800
Household Products - 0.1%
Hunter Douglas NV(a)	2,900	143,980

	Number of Shares	Market Value
Industrial – Diversified - 4.3%
Tyco International Limited	146,843	$4,287,816
Insurance - 13.0%
American International Group, Inc.	84,450	4,906,545
Aon Corp.	25,700	643,528
Chubb Corp.	3,700	316,757
Loews Corp.	21,700	1,681,750
Markel Corp.(b)	200	67,800
Marsh & McLennan Companies, Inc.	28,400	786,680
Principal Financial Group, Inc.	8,200	343,580
Progressive Corp.	29,200	2,885,252
Sun Life Financial, Inc.(a)	5,000	168,500
Transatlantic Holdings, Inc.	19,800	1,105,236
		12,905,628
Pharmaceuticals - 2.2%
Cardinal Health, Inc.	18,600	1,070,988
Eli Lilly & Co.	14,300	796,653
Novartis AG	6,300	298,346
		2,165,987
Prepackaged Software - 0.8%
Microsoft Corp.	33,800	839,592
Retail - 4.7%
AutoZone, Inc.(b)	8,600	795,156
Costco Wholesale Corp.	74,700	3,348,054
Wal-Mart Stores, Inc.	10,300	496,460
		4,639,670
Tobacco - 4.9%
Altria Group, Inc.	74,500	4,817,170
Transportation - 1.0%
China Merchants Holdings International Co., Ltd.	170,000	329,664
Kuehne & Nagel International AG	200	42,223
United Parcel Service, Inc. Cl. B	9,200	636,272
		1,008,159
TOTAL EQUITIES (Cost $77,133,252)		93,288,580

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 16.8%
Cash Equivalents - 10.5%(c)
ABN Amro Bank NV Eurodollar Time Deposit 3.250% 08/05/2005	$111,037	$111,037
American Beacon Money Market Fund	299,754	299,754
Bank of America Bank Note 3.270% 07/18/2005	153,690	153,690
Bank of America Bank Note 3.270% 08/30/2005	285,424	285,424
Bank of Montreal Eurodollar Time Deposit 3.010% 07/01/2005	422,754	422,754
Barclays Eurodollar Time Deposit 3.160% 07/14/2005	219,557	219,557
Barclays Eurodollar Time Deposit 3.250% 07/26/2005	221,216	221,216
BGI Institutional Money Market Fund	861,699	861,699
BNP Paribas Eurodollar Time Deposit 3.000% 07/01/2005	153,690	153,690
Calyon Eurodollar Time Deposit 3.310% 07/01/2005	131,734	131,734
Citigroup Eurodollar Time Deposit 3.085% 07/22/2005	131,734	131,734
Citigroup Eurodollar Time Deposit 3.100% 07/25/2005	305,143	305,143
Dexia Group Eurodollar Time Deposit 3.205% 07/20/2005	109,779	109,779
Dexia Group Eurodollar Time Deposit 3.240% 07/21/2005	109,779	109,779
Federal Home Loan Bank Discount Note 2.977% 07/01/2005	271,121	271,121
First Tennessee National Corporation Eurodollar Time Deposit 3.220% 08/09/2005	39,566	39,566
Fortis Bank Eurodollar Time Deposit 3.110% 07/05/2005	152,749	152,749

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 3.250% 07/25/2005	$154,972	$154,972
Fortis Bank Eurodollar Time Deposit 3.250% 08/04/2005	219,557	219,557
Fortis Bank Eurodollar Time Deposit 3.270% 07/07/2005	175,646	175,646
Freddie Mac Discount Note 3.208% 07/26/2005	108,233	108,233
Freddie Mac Discount Note 3.244% 08/16/2005	263,469	263,469
General Electric Capital Corp 3.252% 07/06/2005	219,557	219,557
General Electric Capital Corp 3.253% 07/08/2005	175,646	175,646
Goldman Sachs Financial Square Prime Obligations Money Market Fund	200,483	200,483
Harris Trust & Savings Bank 3.295% 11/04/2005	210,280	210,280
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 3.150% 08/08/2005	109,779	109,779
HSBC Banking/ Holdings PLC Eurodollar Time Deposit 3.250% 08/05/2005	131,734	131,734
JP Morgan Chase & Co. Eurodollar Time Deposit 3.200% 07/20/2005	219,557	219,557
Merrimac Cash Fund, Premium Class	348,100	348,100
Morgan Stanley Dean Witter & Co. 3.518% 07/19/2005	439,114	439,114
National Australia Bank Eurodollar Time Deposit 3.260% 07/06/2005	87,823	87,823
National Australia Bank Eurodollar Time Deposit 3.375% 07/01/2005	263,469	263,469
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.165% 08/09/2005	170,488	170,488

	Principal Amount	Market Value
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.240% 08/03/2005	$79,041	$79,041
Rabobank Nederland Eurodollar Time Deposit 3.170% 07/18/2005	219,557	219,557
Rabobank Nederland Eurodollar Time Deposit 3.350% 07/01/2005	177,647	177,647
Royal Bank of Canada Eurodollar Time Deposit 3.250% 07/07/2005	131,734	131,734
Royal Bank of Canada Eurodollar Time Deposit 3.260% 07/28/2005	219,557	219,557
Royal Bank of Scotland Eurodollar Time Deposit 3.240% 08/08/2005	241,513	241,513
Royal Bank of Scotland Eurodollar Time Deposit 3.250% 08/04/2005	175,646	175,646
Royal Bank of Scotland Eurodollar Time Deposit 3.270% 07/29/2005	175,646	175,646
Societe Generale Eurodollar Time Deposit 3.200% 08/08/2005	87,823	87,823
Societe Generale Eurodollar Time Deposit 3.240% 08/09/2005	145,322	145,322
Societe Generale Eurodollar Time Deposit 3.280% 08/01/2005	219,557	219,557
Svenska Handlesbanken Eurodollar Time Deposit 3.220% 08/05/2005	219,557	219,557
The Bank of the West Eurodollar Time Deposit 3.270% 07/27/2005	65,867	65,867
Toronto Dominion Bank Eurodollar Time Deposit 3.250% 08/02/2005	219,557	219,557
UBS AG Eurodollar Time Deposit 3.250% 08/09/2005	109,779	109,779
Wells Fargo Eurodollar Time Deposit 3.270% 07/21/2005	219,557	219,557
Wells Fargo Eurodollar Time Deposit 3.270% 08/01/2005	219,557	219,557
		10,405,250

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement - 6.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(d)	$6,271,179	$6,271,179
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		16,676,429
TOTAL INVESTMENTS - 110.8% (Cost $93,809,681)(e)		109,965,009
Other Assets/ (Liabilities) - (10.8%)		(10,721,241)
NET ASSETS - 100.0%		$99,243,768

Notes to Portfolio of Investments

ADR - American Depository Receipt.

(a)  Denotes all or a portion of security on loan.

(b)  Non-income producing security.

(c)  Represents investments of security lending collateral. (Note 2).

(d)  Maturity value of $6,271,529. Collateralized by U.S. Government Agency obligations with rates of 5.875% - 6.250%, maturity dates of 07/25/2023 - 07/25/2027, and aggregate market value, including accrued interest, of $6,584,738.

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 99.0%
Advertising - 0.2%
Interpublic Group of Companies, Inc.(a)	14,607	$177,913
Monster Worldwide, Inc.(a)	4,076	116,900
Omnicom Group, Inc.	6,506	519,569
		814,382
Aerospace & Defense - 2.2%
Boeing Co.	28,969	1,911,954
General Dynamics Corp.	6,907	756,593
Goodrich Corp.	4,139	169,533
Honeywell International, Inc.	29,890	1,094,871
Lockheed Martin Corp.	14,240	923,749
Northrop Grumman Corp.	12,768	705,432
Raytheon Co.	15,588	609,803
Rockwell Collins, Inc.	6,068	289,322
United Technologies Corp.	35,422	1,818,920
		8,280,177
Air Transportation - 0.1%
Delta Air Lines, Inc.(a) (b)	4,499	16,916
Southwest Airlines Co.	26,040	362,737
		379,653
Apparel, Textiles & Shoes - 0.7%
Coach, Inc.(a)	13,000	436,410
The Gap, Inc.	26,245	518,339
Jones Apparel Group, Inc.	4,196	130,244
Limited Brands	13,130	281,245
Liz Claiborne, Inc.	3,774	150,054
Nike, Inc. Cl. B	8,124	703,538
Nordstrom, Inc.	4,435	301,447
Reebok International Limited	2,056	86,002
VF Corp.	3,451	197,466
		2,804,745
Automotive & Parts - 0.8%
AutoNation, Inc.(a)	7,800	160,056
Cooper Tire & Rubber Co.(b)	2,346	43,565
Dana Corp.	5,303	79,598
Delphi Corp.	19,883	92,456
Ford Motor Co.	63,467	649,902
General Motors Corp.(b)	19,830	674,220
Genuine Parts Co.	6,129	251,841
The Goodyear Tire & Rubber Co.(a) (b)	6,165	91,858
Harley-Davidson, Inc.	10,220	506,912

	Number of Shares	Market Value
Navistar International Corp.(a)	2,474	$79,168
Paccar, Inc.	6,083	413,644
Visteon Corp.(b)	4,612	27,810
		3,071,030
Banking, Savings & Loans - 11.4%
AmSouth Bancorporation	12,559	326,534
Bank of America Corp.	139,392	6,357,669
Bank of New York Co., Inc.	27,145	781,233
BB&T Corp.(b)	19,283	770,742
Capital One Financial Corp.(b)	8,400	672,084
Citigroup, Inc.	180,344	8,337,303
Comerica, Inc.	6,069	350,788
Compass Bancshares, Inc.	3,800	171,000
Fannie Mae	33,676	1,966,678
Fifth Third Bancorp	18,322	755,050
First Horizon National Corp.	4,400	185,680
Freddie Mac	23,886	1,558,084
Golden West Financial Corp.(b)	10,010	644,444
JP Morgan Chase & Co.	121,947	4,307,168
KeyCorp	14,310	474,376
M&T Bank Corp.(b)	3,500	368,060
Marshall and Ilsley Corp.	7,300	324,485
Mellon Financial Corp.	14,894	427,309
National City Corp.	20,898	713,040
North Fork Bancorporation, Inc.	16,550	464,890
Northern Trust Corp.	8,488	386,968
Providian Financial Corp.(a)	10,302	181,624
Regions Financial Corp.	16,270	551,228
SLM Corp.	14,542	738,734
Sovereign Bancorp, Inc.	12,877	287,672
State Street Corp.	11,722	565,586
SunTrust Banks, Inc.	11,990	866,158
Synovus Financial Corp.(b)	10,963	314,309
U.S. Bancorp	63,532	1,855,134
Wachovia Corp.	54,651	2,710,690
Washington Mutual, Inc.(b)	30,376	1,235,999
Wells Fargo & Co.	58,529	3,604,216
Zions Bancorp	3,193	234,781
		43,489,716
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	27,348	1,251,171

	Number of Shares	Market Value
Brown-Forman Corp. Cl. B	3,180	$192,263
The Coca-Cola Co.	78,876	3,293,073
Coca-Cola Enterprises, Inc.	12,374	272,352
Molson Coors Brewing Co. Cl. B	2,689	166,718
The Pepsi Bottling Group, Inc.	6,938	198,496
PepsiCo, Inc.	58,008	3,128,371
		8,502,444
Broadcasting, Publishing & Printing - 2.5%
Clear Channel Communications, Inc.	17,649	545,884
Comcast Corp. Cl. A(a)	76,418	2,346,033
Dow Jones & Co., Inc.(b)	2,826	100,182
Gannett Co., Inc.	8,835	628,434
Knight Ridder, Inc.(b)	2,655	162,858
The McGraw-Hill Companies, Inc.	13,060	577,905
Meredith Corp.	1,744	85,561
New York Times Co. Cl. A(b)	5,065	157,775
Time Warner, Inc.(a)	159,908	2,672,063
Tribune Co.	10,509	369,707
Univision Communications, Inc. Cl. A(a) (b)	10,100	278,255
Viacom, Inc. Cl. B	56,268	1,801,701
		9,726,358
Building Materials & Construction - 0.2%
Louisiana-Pacific Corp.(b)	3,856	94,780
Masco Corp.(b)	15,467	491,232
Vulcan Materials Co.(b)	3,510	228,115
		814,127
Chemicals - 1.6%
Air Products & Chemicals, Inc.	7,858	473,837
Ashland, Inc.	2,503	179,891
Dow Chemical Co.	33,568	1,494,783
Du Pont (E.I.) de Nemours & Co.	34,404	1,479,716
Eastman Chemical Co.	2,700	148,905
Engelhard Corp.	4,293	122,565
Great Lakes Chemical Corp.	1,755	55,230
Hercules, Inc.(a)	4,006	56,685
International Flavors & Fragrances, Inc.	3,246	117,570
Monsanto Co.	9,185	577,461

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
PPG Industries, Inc.	5,989	$375,870
Praxair, Inc.	11,264	524,902
Rohm & Haas Co.	6,840	316,966
		5,924,381
Commercial Services - 1.6%
Allied Waste Industries, Inc.(a) (b)	10,960	86,913
Apollo Group, Inc. Cl. A(a)	5,888	460,559
Block (H&R), Inc.(b)	5,774	336,913
Cendant Corp.	36,442	815,208
Cintas Corp.(b)	5,290	204,194
Convergys Corp.(a)	4,916	69,906
Donnelley (R.R.) & Sons Co.	7,622	263,035
eBay, Inc.(a)	42,540	1,404,245
Ecolab, Inc.	7,716	249,690
Equifax, Inc.	4,659	166,373
Fluor Corp.	2,927	168,566
Moody's Corp.	9,492	426,760
Paychex, Inc.	12,497	406,652
PerkinElmer, Inc.	4,408	83,311
Quest Diagnostics, Inc.	6,328	337,093
Robert Half International, Inc.(b)	5,980	149,321
Ryder System, Inc.	2,182	79,861
Waste Management, Inc.	19,753	559,800
		6,268,400
Communications - 2.0%
ADC Telecommunications, Inc.(a)	3,921	85,360
Andrew Corp.(a) (b)	5,561	70,958
Avaya, Inc.(a)	15,876	132,088
Ciena Corp.(a)	19,241	40,214
Citizens Communications Co.	12,201	163,981
L-3 Communications Holdings, Inc.	3,800	291,004
Lucent Technologies, Inc.(a) (b)	152,879	444,878
Network Appliance, Inc.(a) (b)	12,420	351,113
Nextel Communications, Inc. Cl. A(a)	39,230	1,267,521
Qualcomm, Inc.	56,660	1,870,347
SBC Communications, Inc.	114,946	2,729,967
Scientific-Atlanta, Inc.	5,310	176,664
Tellabs, Inc.(a)	16,012	139,304
		7,763,399
Communications Equipment - 0.4%
Motorola, Inc.	85,910	1,568,717

	Number of Shares	Market Value
Computer Integrated Systems Design - 0.3%
Autodesk, Inc.	8,080	$277,710
Computer Sciences Corp.(a)	6,587	287,852
Parametric Technology Corp.(a)	9,034	57,637
Sun Microsystems, Inc.(a)	116,508	434,575
Teradyne, Inc.(a) (b)	6,760	80,917
Unisys Corp.(a)	11,615	73,523
		1,212,214
Computer Programming Services - 0.0%
Mercury Interactive Corp.(a)	3,070	117,765
Computers & Information - 4.0%
Apple Computer, Inc.(a)	28,452	1,047,318
Cisco Systems, Inc.(a)	221,573	4,234,260
Comverse Technology, Inc.(a)	6,822	161,340
Dell, Inc.(a)	83,947	3,316,746
EMC Corp.(a)	82,932	1,136,998
Gateway, Inc.(a)	12,490	41,217
International Business Machines Corp.	55,944	4,151,045
International Game Technology	12,016	338,250
Jabil Circuit, Inc.(a)	6,978	214,434
Lexmark International, Inc.(a)	4,464	289,401
Solectron Corp.(a)	33,581	127,272
Symbol Technologies, Inc.	8,435	83,253
		15,141,534
Computers & Office Equipment - 0.9%
Electronic Data Systems Corp.	17,771	342,092
Hewlett-Packard Co.	100,015	2,351,353
Pitney Bowes, Inc.	8,002	348,487
Xerox Corp.(a)	33,014	455,263
		3,497,195
Containers - 0.2%
Ball Corp.	3,920	140,963
Bemis Co., Inc.	3,666	97,296
Pactiv Corp.(a)	5,159	111,331
Sealed Air Corp.(a)	2,891	143,943
Temple-Inland, Inc.	4,476	166,283
		659,816
Cosmetics & Personal Care - 2.4%
Alberto-Culver Co.	3,107	134,626
Avon Products, Inc.	16,356	619,075
Colgate-Palmolive Co.	18,377	917,196
The Gillette Co.	34,483	1,745,874

	Number of Shares	Market Value
Kimberly-Clark Corp.	16,903	$1,057,959
The Procter & Gamble Co.	85,808	4,526,372
		9,001,102
Data Processing & Preparation - 0.8%
Affiliated Computer Services, Inc. Cl. A(a) (b)	4,400	224,840
Automatic Data Processing, Inc.	20,104	843,765
First Data Corp.	26,933	1,081,091
Fiserv, Inc.(a)	6,721	288,667
IMS Health, Inc.	8,024	198,754
NCR Corp.(a)	6,500	228,280
		2,865,397
Electric Utilities - 3.1%
AES Corp.(a)	22,749	372,629
Allegheny Energy, Inc.(a)	5,020	126,604
Ameren Corp.	6,481	358,399
American Electric Power Co.	13,257	488,786
Calpine Corp.(a) (b)	20,171	68,581
CenterPoint Energy, Inc.	11,063	146,142
Cinergy Corp.	6,563	294,154
CMS Energy Corp.(a) (b)	5,538	83,402
Consolidated Edison, Inc.(b)	8,450	395,798
Constellation Energy Group, Inc.	5,925	341,813
Dominion Resources, Inc.	11,778	864,387
DTE Energy Co.(b)	6,037	282,350
Duke Energy Corp.	32,135	955,374
Edison International	11,430	463,486
Entergy Corp.	7,460	563,603
Exelon Corp.(b)	23,136	1,187,571
FirstEnergy Corp.	11,557	556,007
FPL Group, Inc.	12,972	545,602
NiSource, Inc.	9,346	231,127
PG&E Corp.	12,821	481,300
Pinnacle West Capital Corp.	3,200	142,240
PPL Corp.	6,589	391,255
Progress Energy, Inc.	8,672	392,321
Public Service Enterprise Group, Inc.	8,298	504,684
Southern Co.	25,787	894,035
Teco Energy, Inc.(b)	7,261	137,306
TXU Corp.	8,377	696,045
		11,965,001
Electrical Equipment & Electronics - 6.8%
Advanced Micro Devices, Inc.(a)	14,360	249,002
Altera Corp.(a) (b)	12,920	256,074

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
American Power Conversion Corp.	6,630	$156,402
Analog Devices, Inc.(b)	12,970	483,911
Applied Micro Circuits Corp.(a)	10,300	26,368
Broadcom Corp. Cl. A(a)	10,653	378,288
Emerson Electric Co.	14,557	911,705
Freescale Semiconductor, Inc. Cl. B(a)	13,525	286,459
General Electric Co.	367,693	12,740,562
Intel Corp.	214,002	5,576,892
JDS Uniphase Corp.(a)	49,988	75,982
Johnson Controls, Inc.	6,650	374,595
Kla-Tencor Corp.(b)	6,806	297,422
Linear Technology Corp.	10,630	390,015
LSI Logic Corp.(a)	13,428	114,004
Maxim Integrated Products, Inc.	11,260	430,245
Micron Technology, Inc.(a) (b)	21,217	216,626
Molex, Inc.(b)	6,490	169,000
National Semiconductor Corp.	12,396	273,084
Novellus Systems, Inc.(a)	4,850	119,844
Nvidia Corp.(a) (b)	5,800	154,976
PMC-Sierra, Inc.(a)	6,189	57,743
Qlogic Corp.(a)	3,200	98,784
Rockwell Automation, Inc.	6,368	310,185
Sanmina-SCI Corp.(a) (b)	18,052	98,744
Texas Instruments, Inc.	57,626	1,617,562
Xilinx, Inc.	12,111	308,831
		26,173,305
Energy - 8.8%
Amerada Hess Corp.	2,953	314,524
Anadarko Petroleum Corp.	8,322	683,652
Apache Corp.	11,400	736,440
BJ Services Co.(b)	5,600	293,888
Burlington Resources, Inc.	13,300	734,692
Chevron Corp.	72,744	4,067,844
ConocoPhillips	48,328	2,778,377
Devon Energy Corp.	16,370	829,632
Dynegy, Inc. Cl. A(a)	14,427	70,115
El Paso Corp.(b)	22,246	256,274
EOG Resources, Inc.	8,400	477,120
Exxon Mobil Corp.	220,634	12,679,836
Halliburton Co.	17,765	849,522
Kerr-McGee Corp.	3,813	290,970
KeySpan Corp.(b)	5,580	227,106
Kinder Morgan, Inc.	3,790	315,328
Marathon Oil Corp.	12,005	640,707
Nabors Industries Limited(a)	5,215	316,133

	Number of Shares	Market Value
National Oilwell Varco, Inc.(a)	5,800	$275,732
Nicor, Inc.(b)	1,489	61,302
Noble Corp.	4,740	291,557
Occidental Petroleum Corp.	13,804	1,061,942
Peoples Energy Corp.	1,257	54,629
Rowan Companies, Inc.	3,721	110,551
Schlumberger Limited	20,439	1,552,138
Sempra Energy	8,117	335,313
Sunoco, Inc.(b)	2,393	272,036
Transocean, Inc.(a)	11,227	605,921
Unocal Corp.(b)	9,257	602,168
Valero Energy Corp.	8,900	704,079
The Williams Companies, Inc.	19,218	365,142
Xcel Energy, Inc.(b)	14,172	276,637
XTO Energy, Inc.	12,299	418,043
		33,549,350
Entertainment & Leisure - 1.1%
Brunswick Corp.	3,239	140,313
Harrah's Entertainment, Inc.	6,323	455,699
News Corp., Inc. Cl. A	100,300	1,622,854
The Walt Disney Co.	71,222	1,793,370
		4,012,236
Financial Services - 3.9%
American Express Co.	40,772	2,170,294
Apartment Investment & Management Co. Cl. A(b)	3,400	139,128
Archstone-Smith Trust REIT	6,200	239,444
Bear Stearns Companies, Inc.	3,958	411,395
CIT Group, Inc.	7,300	313,681
Countrywide Financial Corp.(b)	20,154	778,146
E Trade Financial Corp.(a)	12,900	180,471
Federated Investors, Inc. Cl. B	3,700	111,037
Franklin Resources, Inc.	7,028	541,015
The Goldman Sachs Group, Inc.	15,325	1,563,457
Huntington Bancshares, Inc.(b)	8,234	198,769
Janus Capital Group, Inc.(b)	8,150	122,576
Lehman Brothers Holdings, Inc.(b)	9,572	950,308
MBNA Corp.	44,321	1,159,437

	Number of Shares	Market Value
Merrill Lynch & Co., Inc.	32,169	$1,769,617
Morgan Stanley	37,991	1,993,388
PNC Financial Services Group, Inc.	9,949	541,823
Price (T. Rowe) Group, Inc.	4,400	275,440
ProLogis Trust REIT	6,500	261,560
The Schwab (Charles) Corp.	40,261	454,144
Simon Property Group, Inc. REIT(b)	7,700	558,173
		14,733,303
Foods - 1.8%
Archer-Daniels-Midland Co.	21,661	463,112
Campbell Soup Co.(b)	11,402	350,840
ConAgra Foods, Inc.	17,772	411,600
General Mills, Inc.	12,608	589,928
Heinz (H. J.) Co.	12,122	429,361
The Hershey Co.(b)	7,744	480,902
Kellogg Co.	12,264	545,012
The Kroger Co.(a) (b)	25,518	485,608
McCormick & Co., Inc.	4,700	153,596
Safeway, Inc.(b)	15,460	349,241
Sara Lee Corp.	27,165	538,139
Starbucks Corp.(a)	13,830	714,458
SuperValu, Inc.	4,621	150,691
Sysco Corp.	22,130	800,885
Wrigley (Wm.) Jr. Co.	6,934	477,337
		6,940,710
Forest Products & Paper - 0.5%
Georgia-Pacific Corp.	8,970	285,246
International Paper Co.	17,189	519,280
MeadWestvaco Corp.	6,301	176,680
OfficeMax, Inc.	2,442	72,698
Plum Creek Timber Co., Inc. REIT	6,500	235,950
Weyerhaeuser Co.	8,590	546,754
		1,836,608
Healthcare - 1.3%
Caremark Rx, Inc.(a)	15,700	698,964
Express Scripts, Inc.(a) (b)	5,200	259,896
HCA, Inc.	14,576	826,022
Health Management Associates, Inc. Cl. A(b)	8,500	222,530
Humana, Inc.(a) (b)	5,503	218,689
Laboratory Corp. of America Holdings(a) (b)	4,800	239,520
Manor Care, Inc.	3,032	120,461
Tenet Healthcare Corp.(a) (b)	16,259	199,010
UnitedHealth Group, Inc.	43,880	2,287,903
		5,072,995

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances - 0.3%
Centex Corp.(b)	4,346	$307,132
KB Home(b)	3,142	239,515
Leggett & Platt, Inc.	6,650	176,757
Maytag Corp.(b)	2,786	43,629
Pulte Homes, Inc.	4,122	347,279
Whirlpool Corp.(b)	2,569	180,113
		1,294,425
Household Products - 0.6%
Black & Decker Corp.(b)	2,850	256,073
The Clorox Co.	5,270	293,644
Corning, Inc.(a)	48,491	805,920
Fortune Brands, Inc.	4,980	442,224
Newell Rubbermaid, Inc.(b)	9,535	227,314
Sherwin-Williams Co.	4,429	208,562
Snap-On, Inc.	2,153	73,848
The Stanley Works	3,005	136,848
		2,444,433
Industrial – Distribution - 0.0%
Grainger (W.W.), Inc.	3,232	177,081
Industrial – Diversified - 1.7%
3M Co.	26,672	1,928,386
Cooper Industries Limited Cl. A	3,214	205,375
Danaher Corp.(b)	9,710	508,221
Eaton Corp.	5,294	317,111
Illinois Tool Works, Inc.	9,643	768,354
ITT Industries, Inc.	3,237	316,028
Textron, Inc.	4,732	358,922
Tyco International Limited	70,074	2,046,161
		6,448,558
Information Retrieval Services - 0.4%
Yahoo!, Inc.(a)	45,816	1,587,524
Insurance - 5.3%
ACE Limited	10,000	448,500
Aetna, Inc.	10,298	852,880
AFLAC, Inc.	17,520	758,266
Allstate Corp.	23,104	1,380,464
Ambac Financial Group, Inc.	3,875	270,320
American International Group, Inc.	89,970	5,227,257
Aon Corp.	11,046	276,592
Chubb Corp.	6,673	571,276
Cigna Corp.	4,640	496,619
Cincinnati Financial Corp.	5,782	228,736
The Hartford Financial Services Group, Inc.(b)	10,258	767,093

	Number of Shares	Market Value
Jefferson-Pilot Corp.	4,720	$237,982
Lincoln National Corp.(b)	6,041	283,444
Loews Corp.	5,558	430,745
Marsh & McLennan Companies, Inc.	18,342	508,073
MBIA, Inc.(b)	4,975	295,067
Metlife, Inc.	25,432	1,142,914
MGIC Investment Corp.	3,489	227,553
Principal Financial Group, Inc.	10,600	444,140
Progressive Corp.	7,048	696,413
Prudential Financial, Inc.	18,100	1,188,446
Safeco Corp.	4,559	247,736
St. Paul Travelers Companies	23,363	923,539
Torchmark Corp.	3,726	194,497
UnumProvident Corp.(b)	10,270	188,146
WellPoint, Inc.(a)	21,406	1,490,714
XL Capital Limited Cl. A(b)	4,927	366,667
		20,144,079
Lodging - 0.3%
Hilton Hotels Corp.	13,391	319,375
Marriott International, Inc. Cl. A	7,064	481,906
Starwood Hotels & Resorts Worldwide, Inc.	7,140	418,190
		1,219,471
Machinery & Components - 0.9%
Baker Hughes, Inc.	11,598	593,354
Caterpillar, Inc.	11,952	1,139,145
Cummins, Inc.(b)	1,539	114,825
Deere & Co.	8,743	572,579
Dover Corp.	7,235	263,209
Ingersoll-Rand Co. Cl. A	5,983	426,887
Pall Corp.	4,492	136,377
Parker-Hannifin Corp.	4,214	261,310
		3,507,686
Manufacturing - 0.4%
American Standard Companies, Inc.	6,300	264,096
Applied Materials, Inc.	57,006	922,357
Avery Dennison Corp.	3,828	202,731
Millipore Corp.(a)	1,715	97,292
		1,486,476
Medical Supplies - 2.3%
Agilent Technologies, Inc.(a)	14,983	344,909
Allergan, Inc.	4,707	401,225
Applied Biosystems Group - Applera Corp.	6,738	132,536
Bard (C.R.), Inc.	3,620	240,766

	Number of Shares	Market Value
Bausch & Lomb, Inc.	1,892	$157,036
Baxter International, Inc.	21,292	789,933
Becton, Dickinson & Co.	8,748	459,008
Biomet, Inc.	8,755	303,273
Boston Scientific Corp.(a)	26,622	718,794
Fisher Scientific International(a)	4,100	266,090
Guidant Corp.	11,288	759,682
Medtronic, Inc.	42,081	2,179,375
St. Jude Medical, Inc.(a)	12,344	538,322
Stryker Corp.	13,100	623,036
Tektronix, Inc.	3,120	72,602
Thermo Electron Corp.(a)	5,554	149,236
Waters Corp.(a)	4,200	156,114
Zimmer Holdings, Inc.(a)	8,522	649,121
		8,941,058
Metals & Mining - 0.6%
Alcoa, Inc.	30,088	786,199
Allegheny Technologies, Inc.	3,144	69,357
Freeport-McMoRan Copper & Gold, Inc. Cl. B	6,233	233,364
Newmont Mining Corp.	15,809	617,025
Nucor Corp.(b)	5,912	269,705
Phelps Dodge Corp.	3,285	303,863
United States Steel Corp.	3,954	135,899
		2,415,412
Pharmaceuticals - 8.8%
Abbott Laboratories	53,798	2,636,640
AmerisourceBergen Corp.(b)	3,676	254,195
Amgen, Inc.(a)	42,906	2,594,097
Biogen Idec, Inc.(a)	11,537	397,450
Bristol-Myers Squibb Co.(b)	67,942	1,697,191
Cardinal Health, Inc.	14,869	856,157
Chiron Corp.(a)	5,460	190,499
Eli Lilly & Co.	39,480	2,199,431
Forest Laboratories, Inc.(a)	11,780	457,653
Genzyme Corp.(a)	8,600	516,774
Gilead Sciences, Inc.(a)	15,044	661,786
Hospira, Inc.(a)	5,439	212,121
Johnson & Johnson	103,112	6,702,280
King Pharmaceuticals, Inc.(a)	8,867	92,394
McKesson Corp.	10,587	474,192
Medco Health Solutions, Inc.(a)	9,420	502,651
Medimmune, Inc.(a)	8,564	228,830
Merck & Co., Inc.	76,843	2,366,764
Mylan Laboratories, Inc.(b)	9,800	188,552

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pfizer, Inc.	257,727	$7,108,111
Schering-Plough Corp.	51,788	987,079
Sigma-Aldrich Corp.	2,384	133,599
Watson Pharmaceutical, Inc.(a)	3,970	117,353
Wyeth	46,556	2,071,742
		33,647,541
Photography Equipment/Supplies - 0.1%
Eastman Kodak Co.(b)	9,960	267,426
Prepackaged Software - 3.8%
Adobe Systems, Inc.(b)	16,612	475,435
BMC Software, Inc.(a)	8,065	144,767
Citrix Systems, Inc.(a)	6,092	131,953
Computer Associates International, Inc.	18,823	517,256
Compuware Corp.(a)	13,878	99,783
Electronic Arts, Inc.(a) (b)	10,600	600,066
Intuit, Inc.(a)	6,610	298,177
Microsoft Corp.	348,328	8,652,468
Novell, Inc.(a) (b)	13,976	86,651
Oracle Corp.(a)	153,261	2,023,045
Siebel Systems, Inc.	18,118	161,250
SunGard Data Systems, Inc.(a)	10,000	351,700
Symantec Corp.(a)	24,800	539,152
Veritas Software Corp.(a)	14,846	362,242
		14,443,945
Real Estate - 0.2%
Equity Office Properties Trust REIT	14,160	468,696
Equity Residential REIT	9,900	364,518
		833,214
Restaurants - 0.6%
Darden Restaurants, Inc.	5,492	181,126
McDonald's Corp.	43,877	1,217,587
Wendy's International, Inc.	3,975	189,409
Yum! Brands, Inc.	10,198	531,112
		2,119,234
Retail - 5.5%
AutoZone, Inc.(a)	2,354	217,651
Bed Bath & Beyond, Inc.(a)	10,450	436,601
Best Buy Co., Inc.	10,330	708,122
Big Lots, Inc.(a)	3,874	51,292
Circuit City Stores, Inc.	6,800	117,572
Costco Wholesale Corp.	16,342	732,448
CVS Corp.	27,606	802,506
Dillards, Inc. Cl. A	3,001	70,283
Dollar General Corp.	11,314	230,353
Family Dollar Stores, Inc.(b)	5,951	155,321

	Number of Shares	Market Value
Federated Department Stores, Inc.	5,863	$429,641
The Home Depot, Inc.	74,437	2,895,599
J.C. Penney Co., Inc.	9,409	494,725
Kohl's Corp.(a)	11,523	644,251
Lowe's Companies, Inc.(b)	26,682	1,553,426
The May Department Stores Co.	10,232	410,917
Office Depot, Inc.(a)	10,765	245,873
RadioShack Corp.(b)	5,505	127,551
Sears Holdings Corp.(a)	3,308	495,770
Staples, Inc.	25,759	549,182
Target Corp.	30,568	1,663,205
Tiffany & Co.	4,992	163,538
TJX Companies, Inc.	16,676	406,061
Toys R Us, Inc.(a)	7,462	197,594
Walgreen Co.	35,304	1,623,631
Wal-Mart Stores, Inc.	116,012	5,591,778
		21,014,891
Retail – Grocery - 0.1%
Albertson's, Inc.(b)	12,747	263,608
Telephone Utilities - 2.1%
Alltel Corp.(b)	11,408	710,490
AT&T Corp.	28,184	536,623
BellSouth Corp.(b)	63,820	1,695,697
CenturyTel, Inc.	4,931	170,761
Qwest Communications International, Inc.(a)	60,058	222,815
Sprint Corp. (FON Group)(b)	51,435	1,290,504
Verizon Communications, Inc.	96,329	3,328,167
		7,955,057
Tobacco - 1.4%
Altria Group, Inc.	72,029	4,657,395
Reynolds American, Inc.(b)	4,100	323,080
UST, Inc.(b)	6,022	274,965
		5,255,440
Toys, Games - 0.1%
Hasbro, Inc.(b)	6,191	128,711
Mattel, Inc.	14,489	265,149
		393,860
Transportation - 1.7%
Burlington Northern Santa Fe Corp.	13,386	630,213
Carnival Corp.	18,285	997,447
CSX Corp.	7,465	318,457
FedEx Corp.	10,503	850,848
Norfolk Southern Corp.	13,689	423,811

	Number of Shares	Market Value
Union Pacific Corp.	9,117	$590,782
United Parcel Service, Inc. Cl. B	38,600	2,669,576
		6,481,134
Travel - 0.0%
Sabre Holdings Corp.	4,731	94,383
TOTAL EQUITIES (Cost $351,807,563)		378,621,996
	Principal Amount
SHORT-TERM INVESTMENTS - 8.9%
Cash Equivalents - 8.0%(d)
ABN Amro Bank NV Eurodollar Time Deposit 3.250% 08/05/2005	$328,231	328,231
American Beacon Money Market Fund	886,089	886,089
Bank of America Bank Note 3.270% 07/18/2005	454,317	454,317
Bank of America Bank Note 3.270% 08/30/2005	843,731	843,731
Bank of Montreal Eurodollar Time Deposit 3.010% 07/01/2005	1,249,686	1,249,686
Barclays Eurodollar Time Deposit 3.160% 07/14/2005	649,024	649,024
Barclays Eurodollar Time Deposit 3.250% 07/26/2005	653,926	653,926
BGI Institutional Money Market Fund	2,547,224	2,547,224
BNP Paribas Eurodollar Time Deposit 3.000% 07/01/2005	454,317	454,317
Calyon Eurodollar Time Deposit 3.310% 07/01/2005	389,414	389,414
Citigroup Eurodollar Time Deposit 3.085% 07/22/2005	389,414	389,414
Citigroup Eurodollar Time Deposit 3.100% 07/25/2005	902,021	902,021
Dexia Group Eurodollar Time Deposit 3.205% 07/20/2005	324,512	324,512

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 3.240% 07/21/2005	$324,512	$324,512
Federal Home Loan Bank Discount Note 2.977% 07/01/2005	801,450	801,450
First Tennessee National Corporation Eurodollar Time Deposit 3.220% 08/09/2005	116,959	116,959
Fortis Bank Eurodollar Time Deposit 3.110% 07/05/2005	451,536	451,536
Fortis Bank Eurodollar Time Deposit 3.250% 07/25/2005	458,106	458,106
Fortis Bank Eurodollar Time Deposit 3.250% 08/04/2005	649,024	649,024
Fortis Bank Eurodollar Time Deposit 3.270% 07/07/2005	519,219	519,219
Freddie Mac Discount Note 3.208% 07/26/2005	319,944	319,944
Freddie Mac Discount Note 3.244% 08/16/2005	778,828	778,828
General Electric Capital Corp 3.252% 07/06/2005	649,024	649,024
General Electric Capital Corp 3.253% 07/08/2005	519,219	519,219
Goldman Sachs Financial Square Prime Obligations Money Market Fund	592,638	592,638
Harris Trust & Savings Bank 3.295% 11/04/2005	621,599	621,599
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 3.150% 08/08/2005	324,512	324,512
HSBC Banking/ Holdings PLC Eurodollar Time Deposit 3.250% 08/05/2005	389,414	389,414
JP Morgan Chase & Co. Eurodollar Time Deposit 3.200% 07/20/2005	649,024	649,024
Merrimac Cash Fund, Premium Class	1,029,005	1,029,005

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 3.518% 07/19/2005	$1,298,047	$1,298,047
National Australia Bank Eurodollar Time Deposit 3.260% 07/06/2005	259,609	259,609
National Australia Bank Eurodollar Time Deposit 3.375% 07/01/2005	778,828	778,828
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.165% 08/09/2005	503,974	503,974
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.240% 08/03/2005	233,649	233,649
Rabobank Nederland Eurodollar Time Deposit 3.170% 07/18/2005	649,024	649,024
Rabobank Nederland Eurodollar Time Deposit 3.350% 07/01/2005	525,136	525,136
Royal Bank of Canada Eurodollar Time Deposit 3.250% 07/07/2005	389,414	389,414
Royal Bank of Canada Eurodollar Time Deposit 3.260% 07/28/2005	649,024	649,024
Royal Bank of Scotland Eurodollar Time Deposit 3.240% 08/08/2005	713,926	713,926
Royal Bank of Scotland Eurodollar Time Deposit 3.250% 08/04/2005	519,219	519,219
Royal Bank of Scotland Eurodollar Time Deposit 3.270% 07/29/2005	519,219	519,219
Societe Generale Eurodollar Time Deposit 3.200% 08/08/2005	259,609	259,609
Societe Generale Eurodollar Time Deposit 3.240% 08/09/2005	429,581	429,581
Societe Generale Eurodollar Time Deposit 3.280% 08/01/2005	649,024	649,024
Svenska Handlesbanken Eurodollar Time Deposit 3.220% 08/05/2005	649,024	649,024
The Bank of the West Eurodollar Time Deposit 3.270% 07/27/2005	194,707	194,707

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 3.250% 08/02/2005	$649,024	$649,024
UBS AG Eurodollar Time Deposit 3.250% 08/09/2005	324,512	324,512
Wells Fargo Eurodollar Time Deposit 3.270% 07/21/2005	649,022	649,022
Wells Fargo Eurodollar Time Deposit 3.270% 08/01/2005	649,024	649,024
		30,758,515
Repurchase Agreement - 0.8%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(e)	2,954,329	2,954,329
U.S. Treasury Bills - 0.1%
U.S. Treasury Bill(c) 2.805% 07/14/2005	385,000	384,610
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		34,097,454
TOTAL INVESTMENTS - 107.9% (Cost $385,905,017)(f)		412,719,450
Other Assets/ (Liabilities) - (7.9%)		(30,360,220)
NET ASSETS - 100.0%		$382,359,230

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan.

(c)  This security is held as collateral for open futures contracts. (Note 2).

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,954,494. Collateralized by U.S. Government Agency obligation with a rate of 6.375%, maturity date of 4/25/2017, and an aggregate market value, including accrued interest, of $3,102,046.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 98.6%
Advertising - 0.1%
Getty Images, Inc.(a) (b)	400	$29,704
Aerospace & Defense - 1.9%
General Dynamics Corp.	200	21,908
Lockheed Martin Corp.	5,600	363,272
Rockwell Collins, Inc.	1,100	52,448
		437,628
Apparel, Textiles & Shoes - 2.8%
Abercrombie & Fitch Co. Cl. A	600	41,220
American Eagle Outfitters, Inc.	5,800	177,770
bebe stores, inc.	1,600	42,352
Chico's FAS, Inc.(a) (b)	900	30,852
Coach, Inc.(a)	3,000	100,710
Columbia Sportswear Co.(a)	500	24,695
Nike, Inc. Cl. B	900	77,940
Nordstrom, Inc.	800	54,376
Urban Outfitters, Inc.(a)	1,400	79,366
		629,281
Automotive & Parts - 1.2%
Harley-Davidson, Inc.	3,500	173,600
Oshkosh Truck Corp.	100	7,828
Paccar, Inc.	1,500	102,000
		283,428
Banking, Savings & Loans - 2.2%
Fannie Mae	8,600	502,240
The First Marblehead Corp.(a) (b)	200	7,012
		509,252
Broadcasting, Publishing & Printing - 0.4%
Cablevision Systems Corp. Cl. A(a)	1,300	41,860
The McGraw-Hill Companies, Inc.	1,000	44,250
		86,110
Building Materials & Construction - 0.1%
Kinetic Concepts, Inc.(a)	300	18,000
Chemicals - 1.6%
Dow Chemical Co.	7,400	329,522
Eastman Chemical Co.(b)	300	16,545
Georgia Gulf Corp.	600	18,630
		364,697
Commercial Services - 1.2%
Ecolab, Inc.(b)	1,700	55,012
Fluor Corp.(b)	700	40,313

	Number of Shares	Market Value
Global Payments, Inc.	200	$13,560
Jacobs Engineering Group, Inc.(a)	200	11,252
Moody's Corp.(b)	800	35,968
Pharmaceutical Product Development, Inc.(a)	310	14,527
Regis Corp.	200	7,816
Rent-A-Center, Inc.(a)	2,800	65,212
Robert Half International, Inc.(b)	500	12,485
Ryder System, Inc.	600	21,960
		278,105
Communications - 1.6%
Harris Corp.	1,600	49,936
Network Appliance, Inc.(a)	6,100	172,447
Qualcomm, Inc.	3,400	112,234
Titan Corp.(a)	900	20,466
		355,083
Communications Equipment - 0.2%
Motorola, Inc.	3,000	54,780
Computer Integrated Systems Design - 0.9%
Autodesk, Inc.	5,100	175,287
F5 Networks, Inc.(a)	400	18,894
		194,181
Computer Programming Services - 0.3%
Cognizant Technology Solutions Corp.(a)	600	28,278
VeriSign, Inc.(a) (b)	1,100	31,636
		59,914
Computers & Information - 7.7%
Apple Computer, Inc.(a)	4,700	173,007
Cisco Systems, Inc.(a)	1,500	28,665
Dell, Inc.(a)	30,000	1,185,300
EMC Corp.(a)	3,700	50,727
International Business Machines Corp.	2,900	215,180
Lexmark International, Inc.(a)	700	45,381
Western Digital Corp.(a)	3,500	46,970
		1,745,230
Containers - 0.1%
Crown Holdings, Inc.(a)	900	12,807
Cosmetics & Personal Care - 1.0%
The Gillette Co.	1,700	86,071
The Procter & Gamble Co.(b)	2,500	131,875
		217,946

	Number of Shares	Market Value
Data Processing & Preparation - 2.1%
Affiliated Computer Services, Inc. Cl. A(a) (b)	600	$30,660
Alliance Data Systems Corp.(a)	600	24,336
Factset Research Systems, Inc.(b)	600	21,504
First Data Corp.	6,700	268,938
Fiserv, Inc.(a)	1,200	51,540
NCR Corp.(a)	1,700	59,704
Total System Services, Inc.(b)	1,100	26,510
		483,192
Electric Utilities - 0.8%
Exelon Corp.	2,800	143,724
TXU Corp.	500	41,545
		185,269
Electrical Equipment & Electronics - 3.9%
American Power Conversion Corp.	400	9,436
Amphenol Corp. Cl. A	900	36,153
Cree, Inc.(a) (b)	2,100	53,487
General Electric Co.	2,600	90,090
Intel Corp.	19,700	513,382
Qlogic Corp.(a)	1,000	30,870
Rockwell Automation, Inc.	2,800	136,388
Texas Instruments, Inc.	300	8,421
		878,227
Energy - 8.0%
Burlington Resources, Inc.	1,900	104,956
CAL Dive International, Inc.(a) (b)	500	26,185
EOG Resources, Inc.	4,100	232,880
Exxon Mobil Corp.	19,900	1,143,653
Halliburton Co.	1,400	66,948
Kinder Morgan, Inc.	1,200	99,840
Murphy Oil Corp.(b)	600	31,338
Patterson-UTI Energy, Inc.	1,500	41,745
Pride International, Inc.(a) (b)	2,300	59,110
XTO Energy, Inc.	306	10,401
		1,817,056
Entertainment & Leisure - 0.1%
Blockbuster, Inc. Cl. A(b)	2,300	20,976
Financial Services - 1.7%
The Chicago Mercantile Exchange	100	29,550

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Franklin Resources, Inc.	1,600	$123,168
MBNA Corp.	8,100	211,896
Regency Centers Corp.	400	22,880
		387,494
Foods - 0.9%
The Hershey Co.(b)	300	18,630
Panera Bread Co. Cl. A(a) (b)	400	24,834
Starbucks Corp.(a)	3,300	170,478
		213,942
Healthcare - 6.4%
Caremark Rx, Inc.(a)	800	35,616
Covance, Inc.(a)	100	4,487
Coventry Health Care, Inc.(a)	200	14,150
Express Scripts, Inc.(a) (b)	2,200	109,956
HCA, Inc.	900	51,003
Lincare Holdings, Inc.(a)	2,600	106,184
UnitedHealth Group, Inc.	21,688	1,130,812
		1,452,208
Home Construction, Furnishings & Appliances - 1.1%
D.R. Horton, Inc.	200	7,522
Harman International Industries	600	48,816
Maytag Corp.	800	12,528
Mohawk Industries, Inc.(a) (b)	900	74,250
The Ryland Group, Inc.	200	15,174
Tempur-Pedic International, Inc.(a) (b)	600	13,308
Toll Brothers, Inc.(a)	700	71,085
		242,683
Household Products - 0.5%
Black & Decker Corp.(b)	1,200	107,820
Fortune Brands, Inc.	200	17,760
		125,580
Industrial – Distribution - 0.3%
Grainger (W.W.), Inc.	1,100	60,269
Industrial – Diversified - 0.1%
Danaher Corp.	600	31,404
Information Retrieval Services - 1.3%
Google, Inc. Cl. A(a) (b)	700	205,905
Yahoo!, Inc.(a)	2,500	86,625
		292,530
Insurance - 2.9%
Aetna, Inc.	3,000	248,460
AFLAC, Inc.	4,100	177,448

	Number of Shares	Market Value
Ambac Financial Group, Inc.	900	$62,784
American International Group, Inc.	700	40,670
AMERIGROUP Corp.(a)	300	12,060
Marsh & McLennan Companies, Inc.	1,000	27,700
Radian Group, Inc.	700	33,054
WellPoint, Inc.(a)	800	55,712
		657,888
Lodging - 1.8%
Boyd Gaming Corp.	300	15,339
Marriott International, Inc. Cl. A	3,200	218,304
MGM Mirage(a)	3,000	118,740
Starwood Hotels & Resorts Worldwide, Inc.	1,100	64,427
		416,810
Machinery & Components - 1.0%
Baker Hughes, Inc.	1,000	51,160
Caterpillar, Inc.	1,300	123,903
FMC Technologies, Inc.(a)	600	19,182
Grant Prideco, Inc.(a)	600	15,870
Joy Global, Inc.	400	13,436
		223,551
Manufacturing - 0.2%
American Standard Companies, Inc.	1,200	50,304
Medical Supplies - 0.9%
Bard (C.R.), Inc.	820	54,538
Bausch & Lomb, Inc.	300	24,900
Becton, Dickinson & Co.	500	26,235
Zimmer Holdings, Inc.(a)	1,200	91,404
		197,077
Metals & Mining - 0.5%
Nucor Corp.(b)	2,100	95,802
Precision Castparts Corp.	200	15,580
		111,382
Pharmaceuticals - 15.3%
Abbott Laboratories	3,200	156,832
AmerisourceBergen Corp.	1,200	82,980
Barr Pharmaceuticals(a) (b)	1,000	48,740
Cardinal Health, Inc.	3,500	201,530
Charles River Laboratories International, Inc.(a)	200	9,650
Genentech, Inc.(a)	1,000	80,280
Hospira, Inc.(a)	600	23,400
Johnson & Johnson	22,700	1,475,500
McKesson Corp.	3,000	134,370

	Number of Shares	Market Value
Medco Health Solutions, Inc.(a)	1,100	$58,696
Merck & Co., Inc.(b)	15,300	471,240
Pfizer, Inc.	25,300	697,774
Wyeth	800	35,600
		3,476,592
Prepackaged Software - 2.5%
Adobe Systems, Inc.	8,700	248,994
Microsoft Corp.	3,100	77,004
Oracle Corp.(a)	13,600	179,520
Symantec Corp.(a)	2,400	52,176
		557,694
Real Estate - 0.3%
The St. Joe Co.(b)	900	73,386
Restaurants - 1.4%
Applebee's International, Inc.	2,050	54,304
Brinker International, Inc.(a)	1,200	48,060
Darden Restaurants, Inc.	2,000	65,960
McDonald's Corp.	700	19,425
Outback Steakhouse, Inc.	1,400	63,336
Yum! Brands, Inc.	1,200	62,496
		313,581
Retail - 14.4%
Bed Bath & Beyond, Inc.(a)	4,800	200,544
Dollar General Corp.	3,200	65,152
Dollar Tree Stores, Inc.(a)	3,000	72,000
Family Dollar Stores, Inc.(b)	800	20,880
The Home Depot, Inc.	28,800	1,120,320
Lowe's Companies, Inc.(b)	9,900	576,378
Michaels Stores, Inc.	1,800	74,466
MSC Industrial Direct Co. Cl. A	700	23,625
Pier 1 Imports, Inc.	1,000	14,190
Staples, Inc.	2,150	45,838
Target Corp.	5,200	282,932
TJX Companies, Inc.	5,100	124,185
Walgreen Co.	7,000	321,930
Wal-Mart Stores, Inc.	6,700	322,940
		3,265,380
Telephone Utilities - 0.7%
Nextel Partners, Inc. Cl. A(a)	2,600	65,442
NII Holdings, Inc. Cl. B(a)	200	12,788
Verizon Communications, Inc.(b)	2,300	79,465
		157,695

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Tobacco - 4.8%
Altria Group, Inc.	17,000	$1,099,220
Transportation - 1.4%
CNF, Inc.	900	40,410
Expeditors International of Washington, Inc.(b)	1,900	94,639
FedEx Corp.	500	40,505
J.B. Hunt Transport Services, Inc.(b)	3,300	63,690
Landstar System, Inc.(a)	400	12,048
Robinson (C.H.) Worldwide, Inc.	1,000	58,200
		309,492
TOTAL EQUITIES (Cost $21,072,856)		22,377,028
RIGHTS - 0.0%
Computers & Information
Seagate Technology(a) (c)	11,100	-
TOTAL RIGHTS (Cost $0)		-
WARRANTS - 0.0%
Communications
Lucent Technologies, Inc. Warrants, Expires 12/10/2007(a)	71	55
TOTAL WARRANTS (Cost $0)		55
TOTAL LONG TERM INVESTMENTS (Cost $21,072,856)		22,377,083
	Principal Amount
SHORT-TERM INVESTMENTS - 11.7%
Cash Equivalents - 10.1%(d)
ABN Amro Bank NV Eurodollar Time Deposit 3.250% 08/05/2005	$24,379	24,379
American Beacon Money Market Fund	65,815	65,815
Bank of America Bank Note 3.270% 07/18/2005	33,745	33,745
Bank of America Bank Note 3.270% 08/30/2005	62,668	62,668
Bank of Montreal Eurodollar Time Deposit 3.010% 07/01/2005	92,821	92,821

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 3.160% 07/14/2005	$48,206	$48,206
Barclays Eurodollar Time Deposit 3.250% 07/26/2005	48,571	48,571
BGI Institutional Money Market Fund	189,200	189,200
BNP Paribas Eurodollar Time Deposit 3.000% 07/01/2005	33,745	33,745
Calyon Eurodollar Time Deposit 3.310% 07/01/2005	28,924	28,924
Citigroup Eurodollar Time Deposit 3.085% 07/22/2005	28,924	28,924
Citigroup Eurodollar Time Deposit 3.100% 07/25/2005	66,998	66,998
Dexia Group Eurodollar Time Deposit 3.205% 07/20/2005	24,103	24,103
Dexia Group Eurodollar Time Deposit 3.240% 07/21/2005	24,103	24,103
Federal Home Loan Bank Discount Note 2.977% 07/01/2005	59,528	59,528
First Tennessee National Corporation Eurodollar Time Deposit 3.220% 08/09/2005	8,687	8,687
Fortis Bank Eurodollar Time Deposit 3.110% 07/05/2005	33,538	33,538
Fortis Bank Eurodollar Time Deposit 3.250% 07/25/2005	34,026	34,026
Fortis Bank Eurodollar Time Deposit 3.250% 08/04/2005	48,206	48,206
Fortis Bank Eurodollar Time Deposit 3.270% 07/07/2005	38,565	38,565
Freddie Mac Discount Note 3.208% 07/26/2005	23,764	23,764
Freddie Mac Discount Note 3.244% 08/16/2005	57,848	57,848
General Electric Capital Corp 3.252% 07/06/2005	48,206	48,206

	Principal Amount	Market Value
General Electric Capital Corp 3.253% 07/08/2005	$38,565	$38,565
Goldman Sachs Financial Square Prime Obligations Money Market Fund	44,018	44,018
Harris Trust & Savings Bank 3.295% 11/04/2005	46,170	46,170
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 3.150% 08/08/2005	24,103	24,103
HSBC Banking/ Holdings PLC Eurodollar Time Deposit 3.250% 08/05/2005	28,924	28,924
JP Morgan Chase & Co. Eurodollar Time Deposit 3.200% 07/20/2005	48,206	48,206
Merrimac Cash Fund, Premium Class	76,430	76,430
Morgan Stanley Dean Witter & Co. 3.518% 07/19/2005	96,413	96,413
National Australia Bank Eurodollar Time Deposit 3.260% 07/06/2005	19,283	19,283
National Australia Bank Eurodollar Time Deposit 3.375% 07/01/2005	57,848	57,848
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.165% 08/09/2005	37,433	37,433
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.240% 08/03/2005	17,354	17,354
Rabobank Nederland Eurodollar Time Deposit 3.170% 07/18/2005	48,206	48,206
Rabobank Nederland Eurodollar Time Deposit 3.350% 07/01/2005	39,005	39,005
Royal Bank of Canada Eurodollar Time Deposit 3.250% 07/07/2005	28,924	28,924
Royal Bank of Canada Eurodollar Time Deposit 3.260% 07/28/2005	48,206	48,206
Royal Bank of Scotland Eurodollar Time Deposit 3.240% 08/08/2005	53,027	53,027

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 3.250% 08/04/2005	$38,565	$38,565
Royal Bank of Scotland Eurodollar Time Deposit 3.270% 07/29/2005	38,565	38,565
Societe Generale Eurodollar Time Deposit 3.200% 08/08/2005	19,283	19,283
Societe Generale Eurodollar Time Deposit 3.240% 08/09/2005	31,907	31,907
Societe Generale Eurodollar Time Deposit 3.280% 08/01/2005	48,206	48,206
Svenska Handlesbanken Eurodollar Time Deposit 3.220% 08/05/2005	48,206	48,206
The Bank of the West Eurodollar Time Deposit 3.270% 07/27/2005	14,462	14,462
Toronto Dominion Bank Eurodollar Time Deposit 3.250% 08/02/2005	48,206	48,206
UBS AG Eurodollar Time Deposit 3.250% 08/09/2005	24,103	24,103
Wells Fargo Eurodollar Time Deposit 3.270% 07/21/2005	48,206	48,206
Wells Fargo Eurodollar Time Deposit 3.270% 08/01/2005	48,206	48,206
		2,284,600
Repurchase Agreement - 1.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(e)	366,485	366,485
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		2,651,085
TOTAL INVESTMENTS - 110.3% (Cost $23,723,941)(f)		25,028,168
Other Assets/ (Liabilities) - (10.3%)		(2,330,238)
NET ASSETS - 100.0%		$22,697,930

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan.

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $366,506. Collateralized by U.S. Government Agency obligation with a rate of 6.125%, maturity date of 11/25/2015, and an aggregate market value, including accrued interest, of $384,809.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 98.4%
Advertising - 0.3%
Lamar Advertising Co.(a)	687	$29,383
Apparel, Textiles & Shoes - 0.3%
Ross Stores, Inc.	1,160	33,536
Automotive & Parts - 1.0%
Paccar, Inc.	1,553	105,604
Broadcasting, Publishing & Printing - 4.2%
Comcast Corp. Cl. A(a)	7,598	233,259
IAC/InterActiveCorp(a)	5,457	131,241
Liberty Global, Inc. Cl. A(a)	1,387	64,731
		429,231
Commercial Services - 5.9%
Apollo Group, Inc. Cl. A(a)	1,464	114,514
Career Education Corp.(a)	833	30,496
Cintas Corp.	1,646	63,536
eBay, Inc.(a)	8,025	264,905
Fastenal Co.	578	35,408
Paychex, Inc.	2,862	93,129
		601,988
Communications - 13.0%
EchoStar Communications Corp. Cl. A	1,772	53,426
Network Appliance, Inc.(a)	3,052	86,280
Nextel Communications, Inc. Cl. A(a)	11,249	363,455
NTL, Inc.(a)	736	50,357
Qualcomm, Inc.	15,705	518,422
Research In Motion Limited(a)	1,516	111,805
Sirius Satellite Radio, Inc.(a)	11,427	74,047
Tellabs, Inc.(a)	2,037	17,722
XM Satellite Radio Holdings, Inc. Cl. A(a)	1,741	58,602
		1,334,116
Communications Equipment - 0.3%
Ericsson (LM) Cl. B Sponsored ADR (Sweden)	1,020	32,589
Computer Integrated Systems Design - 1.2%
Autodesk, Inc.	1,899	65,269
Sun Microsystems, Inc.(a)	11,811	44,055
Synopsys, Inc.(a)	1,056	17,604
		126,928

	Number of Shares	Market Value
Computer Programming Services - 1.3%
Cognizant Technology Solutions Corp.(a)	1,052	$49,581
Mercury Interactive Corp.(a)	735	28,195
VeriSign, Inc.(a)	1,988	57,175
		134,951
Computers & Information - 10.5%
Apple Computer, Inc.(a)	9,161	337,216
CDW Corp.	676	38,593
Cisco Systems, Inc.(a)	18,200	347,802
Comverse Technology, Inc.(a)	1,657	39,188
Dell, Inc.(a)	7,100	280,521
Sandisk Corp.(a)	1,325	31,442
		1,074,762
Containers - 0.2%
Smurfit-Stone Container Corp.	1,984	20,177
Data Processing & Preparation - 0.8%
Fiserv, Inc.(a)	1,907	81,906
Electrical Equipment & Electronics - 14.2%
Altera Corp.(a)	4,166	82,570
American Power Conversion Corp.	1,546	36,470
ATI Technologies, Inc.(a)	1,978	23,439
Broadcom Corp. Cl. A(a)	2,015	71,553
Flextronics International Limited(a)	4,890	64,597
Garmin Limited	802	34,286
Intel Corp.	17,231	449,040
Intersil Corp. Cl. A	1,230	23,087
JDS Uniphase Corp.(a)	13,148	19,985
Kla-Tencor Corp.	1,902	83,117
Linear Technology Corp.	3,260	119,609
Marvell Technology Group Limited(a)	2,125	80,835
Maxim Integrated Products, Inc.	3,663	139,963
Microchip Technology, Inc.	1,382	40,935
Molex, Inc.	789	20,546
Novellus Systems, Inc.(a)	1,122	27,725
Qlogic Corp.(a)	746	23,029
Sanmina-SCI Corp.(a)	4,472	24,462
Xilinx, Inc.	3,710	94,605
		1,459,853
Foods - 2.2%
Starbucks Corp.(a)	4,320	223,171

	Number of Shares	Market Value
Healthcare - 0.8%
Express Scripts, Inc.(a)	1,056	$52,779
Lincare Holdings, Inc.(a)	761	31,079
		83,858
Information Retrieval Services - 2.5%
Juniper Networks, Inc.(a)	2,855	71,889
Yahoo!, Inc.(a)	5,351	185,412
		257,301
Internet Content - 0.3%
BEA Systems, Inc.(a)	2,897	25,436
Lodging - 0.4%
Wynn Resorts Limited(a)	864	40,841
Manufacturing - 1.4%
Applied Materials, Inc.	6,777	109,652
Lam Research Corp.(a)	1,141	33,021
		142,673
Medical Supplies - 1.7%
Biomet, Inc.	2,703	93,632
Dentsply International, Inc.	615	33,210
Patterson Cos., Inc.(a)	1,050	47,334
		174,176
Miscellaneous - 1.3%
Nasdaq-100 Index Tracking Stock	3,510	129,133
Pharmaceuticals - 9.9%
Amgen, Inc.(a)	4,598	277,995
Biogen Idec, Inc.(a)	2,986	102,868
Chiron Corp.(a)	2,090	72,920
Genzyme Corp.(a)	2,521	151,487
Gilead Sciences, Inc.(a)	3,547	156,033
Invitrogen Corp.(a)	389	32,400
Medimmune, Inc.(a)	2,113	56,459
Millennium Pharmaceuticals, Inc.(a)	2,689	24,927
Sigma-Aldrich Corp.	527	29,533
Teva Pharmaceutical ADR (Israel)	3,706	115,405
		1,020,027
Prepackaged Software - 16.3%
Adobe Systems, Inc.	3,815	109,185
Check Point Software Technologies Limited(a)	1,955	38,709
Citrix Systems, Inc.(a)	1,603	34,721
Electronic Arts, Inc.(a)	2,463	139,430
Intuit, Inc.(a)	1,820	82,100
Microsoft Corp.	29,641	736,282

(Continued)

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Oracle Corp.(a)	17,089	$225,575
Pixar, Inc.(a)	947	47,397
Siebel Systems, Inc.	4,824	42,934
Symantec Corp.(a)	5,929	128,896
Veritas Software Corp.(a)	3,482	84,961
		1,670,190
Retail - 6.2%
Amazon.Com, Inc.(a)	2,175	71,949
Bed Bath & Beyond, Inc.(a)	3,167	132,317
Costco Wholesale Corp.	2,006	89,909
Dollar Tree Stores, Inc.(a)	836	20,064
Petsmart, Inc.	1,130	34,296
Sears Holdings Corp.(a)	1,375	206,071
Staples, Inc.	3,944	84,086
		638,692
Retail – Grocery - 0.6%
Whole Foods Market, Inc.	511	60,451
Telephone Utilities - 0.8%
Level 3 Communications, Inc.(a)	5,467	11,098
MCI, Inc.	2,823	72,579
		83,677
Transportation - 0.8%
Expeditors International of Washington, Inc.	835	41,591
Robinson (C.H.) Worldwide, Inc.	668	38,878
		80,469
TOTAL EQUITIES (Cost $9,065,469)		10,095,119

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreement - 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(c)	$136,725	$136,725
U.S. Treasury Bills - 0.5%
U.S. Treasury Bill(b) 2.805% 07/14/2005	50,000	49,949
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		186,674
TOTAL INVESTMENTS - 100.2% (Cost $9,252,143)(d)		10,281,793
Other Assets/ (Liabilities) - (0.2%)		(17,814)
NET ASSETS - 100.0%		$10,263,979

Notes to Portfolio of Investments

ADR - American Depository Receipt.

(a)  Non-income producing security.

(b)  This security is held as collateral for open futures contracts. (Note 2).

(c)  Maturiy value of $136,732. Collateralized by a U.S. Government Agency obligation with a rate of 6.125%, maturity date of 08/25/2026 and an aggregate market value, including accrued interest, of $143,561.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 89.2%
Advertising - 2.0%
Aquantive, Inc.(a)	8,960	$158,771
Catalina Marketing Corp.(b)	8,800	223,608
Getty Images, Inc.(a) (b)	15,075	1,119,469
		1,501,848
Air Transportation - 0.7%
Airtran Holdings, Inc.(a) (b)	20,900	192,907
AMR Corp.(a) (b)	11,300	136,843
Forward Air Corp.	2,600	73,502
Gol Linhas Aereas Inteligentes SA ADR (Brazil)	4,110	123,547
		526,799
Apparel, Textiles & Shoes - 0.5%
Aeropostale, Inc.(a)	2,000	67,200
Candie's, Inc.(a)	9,300	61,938
DSW, Inc. Cl. A(a)	3,400	84,830
Skechers U.S.A., Inc. Cl. A(a)	9,900	141,174
		355,142
Automotive & Parts - 1.3%
American Axle & Manufacturing Holdings, Inc.(b)	7,700	194,579
LKQ Corp.(a)	23,722	644,052
United Auto Group, Inc.(b)	3,300	98,340
		936,971
Banking, Savings & Loans - 3.9%
Advanta Corp. Cl. B	11,500	323,840
Amcore Financial, Inc.	6,200	185,256
City National Corp.	5,750	412,332
Financial Federal Corp.	25,725	994,014
Hancock Holding Co.	4,700	161,680
Providian Financial Corp.(a)	17,000	299,710
Signature Bank(a)	3,480	84,912
UMB Financial Corp.	2,500	142,575
Westcorp	5,000	262,100
		2,866,419
Beverages - 0.2%
Peet's Coffee & Tea, Inc.(a)	3,870	127,865
Broadcasting, Publishing & Printing - 1.0%
Central European Media Enterprises, Limited(a)	2,130	103,049

	Number of Shares	Market Value
Charter Communications, Inc. Cl. A(a) (b)	101,700	$120,006
LodgeNet Entertainment Corp.(a)	10,500	174,195
Playboy Enterprises, Inc. Cl. B(a) (b)	15,700	203,158
TiVo, Inc.(a) (b)	22,100	147,628
		748,036
Building Materials & Construction - 0.5%
Beacon Roofing Supply, Inc.(a)	8,300	218,290
Eagle Materials, Inc.	1,430	132,404
		350,694
Chemicals - 2.0%
Cytec Industries, Inc.	4,925	196,015
Hercules, Inc.(a)	25,560	361,674
Minerals Technologies, Inc.	3,000	184,800
The Scotts Miracle-Gro Co.(a)	10,350	737,023
		1,479,512
Commercial Services - 8.2%
The Advisory Board Co.(a)	4,480	218,355
ADVO, Inc.(b)	7,100	226,135
The Corporate Executive Board Co.	19,190	1,503,153
Corrections Corp. of America(a)	3,620	142,085
DiamondCluster International, Inc. Cl. A(a)	13,070	147,691
Exelixis, Inc.(a)	19,900	147,857
Harris Interactive, Inc.(a)	28,400	138,308
Incyte Corp.(a) (b)	24,000	171,600
ITT Educational Services, Inc.(a) (b)	23,750	1,268,725
Jacobs Engineering Group, Inc.(a)	2,040	114,770
LECG Corp.(a)	5,550	117,993
Lincoln Educational Services Corp.(a) (b)	30,000	607,500
Navigant Consulting, Inc.(a)	1,680	29,669
Opsware, Inc.(a)	52,930	271,002
Pharmaceutical Product Development, Inc.(a)	2,490	116,681
Stericycle, Inc.(a)	3,790	190,713
Vertrue, Inc.(a) (b)	9,350	364,276

	Number of Shares	Market Value
Washington Group International, Inc.(a)	4,300	$219,816
Wireless Facilities, Inc.(a)	11,510	72,858
		6,069,187
Communications - 1.1%
AudioCodes Limited(a)	4,540	45,173
Crown Castle International Corp.(a)	10,660	216,611
EFJ, Inc.(a)	6,370	42,997
Powerwave Technologies, Inc.(a) (b)	6,100	62,342
SBA Communications Corp.(a)	13,710	185,085
Westell Technologies, Inc. Cl. A(a)	44,300	264,914
		817,122
Computer Integrated Systems Design - 2.4%
Avid Technology, Inc.(a) (b)	14,850	791,208
Cogent, Inc.(a)	16,800	479,640
Enterasys Networks, Inc.(a)	1,090	981
F5 Networks, Inc.(a)	3,400	160,599
IDX Systems Corp.(a)	7,300	220,022
Websense, Inc.(a)	3,140	150,877
		1,803,327
Computer Maintenance & Repair - 0.2%
Electronics for Imaging, Inc.(a)	6,900	145,176
Computer Programming Services - 0.5%
Jamdat Mobile, Inc.(a) (b)	13,500	373,680
Computer Related Services - 2.5%
Acxiom Corp.	11,100	231,768
Checkfree Corp.(a) (b)	36,542	1,244,621
Ingram Micro, Inc. Cl. A(a)	15,700	245,862
NetFlix, Inc.(a) (b)	7,800	127,998
		1,850,249
Computers & Information - 1.9%
Extreme Networks, Inc.(a)	35,600	145,960
Logitech International SA ADR (Switzerland)(a)	3,020	192,616
Scientific Games Corp. Cl. A(a)	32,400	872,532

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
SRA International, Inc. Cl. A(a)	1,100	$38,192
VeriFone Holdings, Inc.(a)	9,110	148,037
		1,397,337
Containers - 0.3%
Pactiv Corp.(a)	9,500	205,010
Cosmetics & Personal Care - 0.3%
Nu Skin Enterprises, Inc. Cl. A	9,000	209,700
Data Processing & Preparation - 2.2%
The BISYS Group, Inc.(a)	14,000	209,160
CSG Systems International, Inc.(a)	8,620	163,608
Factset Research Systems, Inc.	35,312	1,265,582
		1,638,350
Electrical Equipment & Electronics - 4.7%
Agere Systems, Inc.(a)	17,390	208,680
Benchmark Electronics, Inc.(a)	5,800	176,436
Cree, Inc.(a) (b)	37,550	956,398
Evergreen Solar, Inc.(a)	9,810	63,078
FuelCell Energy, Inc.(a) (b)	15,300	156,213
Gentex Corp.	50,750	923,650
MEMC Electronic Materials, Inc.(a)	10,020	158,015
Microsemi Corp.(a)	7,100	133,480
Moog, Inc. Cl. A(a) (b)	10,855	341,824
ON Semiconductor Corp.(a)	56,300	258,980
Semtech Corp.(a)	6,080	101,232
SiRF Technology Holdings, Inc.(a)	400	7,072
		3,485,058
Energy - 4.3%
Arch Coal, Inc.	3,200	174,304
Cabot Oil & Gas Corp. Cl. A	3,390	117,633
CAL Dive International, Inc.(a) (b)	2,600	136,162
Comstock Resources, Inc.(a)	9,200	232,668
Grey Wolf, Inc.(a)	33,200	246,012
Newfield Exploration Co.(a)	27,800	1,108,942
Pride International, Inc.(a)	4,930	126,701
Range Resources Corp.	4,550	122,395

	Number of Shares	Market Value
Stolt Offshore SA Sponsored ADR (United Kingdom)(a)	21,400	$194,098
TETRA Technologies, Inc.(a)	9,000	286,650
UGI Corp.	6,600	184,140
Vintage Petroleum, Inc.	8,100	246,807
		3,176,512
Entertainment & Leisure - 0.4%
Churchill Downs, Inc.	4,400	186,956
WMS Industries, Inc.(a)	2,600	87,750
		274,706
Financial Services - 2.0%
Affiliated Managers Group, Inc.(a) (b)	3,720	254,188
America West, Inc.	10,500	173,250
IndyMac Bancorp, Inc.	5,400	219,942
Investment Technology Group, Inc.(a)	13,250	278,515
The Nasdaq Stock Market Inc.(a)	16,660	314,208
Ventas, Inc.	7,400	223,480
		1,463,583
Foods - 1.7%
Chiquita Brands International, Inc.	2,850	78,261
The J.M. Smucker Co.(b)	16,150	758,081
Provide Commerce, Inc.(a) (b)	20,700	446,913
		1,283,255
Healthcare - 8.3%
Allscripts Healthcare Solutions, Inc.(a) (b)	62,729	1,041,929
American Healthways, Inc.(a) (b)	27,600	1,166,652
AmSurg Corp.(a)	40,050	1,108,985
Genesis HealthCare Corp.(a)	11,030	510,468
Human Genome Sciences, Inc.(a) (b)	22,000	254,760
Humana, Inc.(a) (b)	5,500	218,570
Manor Care, Inc.	8,500	337,705
Matria Healthcare, Inc.(a)	9,200	296,516
Symbion, Inc.(a)	5,070	120,920
Triad Hospitals, Inc.(a)	5,900	322,376
VCA Antech, Inc.(a)	30,900	749,325
		6,128,206
Heavy Machinery - 0.5%
Bucyrus International, Inc. Cl. A	9,500	360,810

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances - 1.8%
Ethan Allen Interiors, Inc.(b)	3,200	$107,232
Fossil, Inc.(a)	30,050	682,135
Furniture Brands International, Inc.(b)	10,225	220,962
Standard-Pacific Corp.	1,320	116,094
Tempur-Pedic International, Inc.(a)	8,890	197,180
		1,323,603
Household Products - 0.5%
Ferro Corp.	11,200	222,432
Jarden Corp.(a)	2,770	149,358
		371,790
Information Retrieval Services - 1.8%
Agile Software Corp.(a)	29,710	187,173
CoStar Group, Inc.(a) (b)	19,600	854,560
Intergraph Corp.(a) (b)	7,650	263,619
		1,305,352
Insurance - 1.0%
Arch Capital Group Limited(a)	3,810	171,641
Aspen Insurance Holdings Limited	8,200	225,992
HealthExtras, Inc.(a)	6,010	120,621
ProAssurance Corp.(a)	400	16,704
Reinsurance Group of America, Inc.	4,500	209,295
		744,253
Lodging - 2.2%
Aztar Corp.(a)	7,200	246,600
La Quinta Corp.(a)	44,850	418,451
Vail Resorts, Inc.(a)	34,500	969,450
		1,634,501
Machinery & Components - 1.5%
Agco Corp.(a) (b)	7,200	137,664
Chicago Bridge & Iron Co. NV	32,350	739,521
Global Power Equipment Group, Inc.(a) (b)	22,300	177,285
Woodward Governor Co.	590	49,578
		1,104,048
Manufacturing - 0.5%
Stewart & Stevenson Services Corp.	18,020	408,333
Medical Supplies - 3.3%
Advanced Medical Optics, Inc.(a) (b)	18,409	731,758

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Arrow International, Inc.	8,790	$280,401
CONMED Corp.(a)	3,500	107,695
Foxhollow Technologies, Inc.(a)	1,370	52,430
HealthTronics, Inc.(a)	7,080	91,969
Hologic, Inc.(a)	4,980	197,955
Itron, Inc.(a)	1,000	44,680
Kensey Nash Corp.(a) (b)	9,500	287,280
Kyphon, Inc.(a)	12,100	420,959
PSS World Medical, Inc.(a)	16,800	209,160
		2,424,287
Metals & Mining - 0.7%
Carpenter Technology	3,700	191,660
Century Aluminum Co.(a) (b)	10,560	215,424
Precision Castparts Corp.	1,400	109,060
		516,144
Pharmaceuticals - 3.6%
Abgenix, Inc.(a) (b)	23,510	201,716
Alkermes, Inc.(a) (b)	23,410	309,480
Amylin Pharmaceuticals, Inc.(a) (b)	17,750	371,508
Angiotech Pharmaceuticals, Inc.(a)	2,550	35,343
Atherogenics, Inc.(a)	2,690	42,986
Encysive Pharmaceuticals, Inc.(a)	8,570	92,642
ICOS Corp.(a)	3,450	73,037
Impax Laboratories, Inc.(a)	6,780	106,446
Martek Biosciences Corp.(a)	19,900	755,205
The Medicines Co.(a) (b)	11,080	259,161
MGI Pharma, Inc.(a) (b)	9,150	199,104
NPS Pharmaceuticals, Inc.(a)	3,300	37,455
OSI Pharmaceuticals, Inc.(a)	2,060	84,192
Salix Pharmaceuticals Limited(a)	3,130	55,276
Vertex Pharmaceuticals, Inc.(a)	3,160	53,214
		2,676,765
Prepackaged Software - 9.1%
Blackboard, Inc.(a) (b)	29,100	696,072
Cerner Corp.(a) (b)	18,125	1,231,956
Dendrite International, Inc.(a)	59,700	823,860
Emageon, Inc.(a)	2,200	30,822
EPIQ Systems, Inc.(a)	19,890	325,400

	Number of Shares	Market Value
Hyperion Solutions Corp.(a)	3,900	$156,936
MicroStrategy, Inc. Cl. A(a) (b)	10,600	562,224
Motive, Inc.(a)	13,700	136,041
NAVTEQ Corp.(a)	1,610	59,860
Red Hat, Inc.(a) (b)	48,800	639,280
Salesforce.com, Inc.(a)	8,030	164,454
Seebeyond Technology Corp.(a)	61,700	257,906
Serena Software, Inc.(a)	7,900	152,470
Take-Two Interactive Software, Inc.(a) (b)	49,565	1,261,429
THQ, Inc.(a)	3,800	111,226
Verint Systems, Inc.(a)	4,170	134,107
		6,744,043
Real Estate - 0.3%
CB Richard Ellis Group, Inc. Cl. A(a)	4,890	214,475
Restaurants - 0.7%
RARE Hospitality International, Inc.(a)	10,800	329,076
Red Robin Gourmet Burgers, Inc.(a)	3,150	195,237
		524,313
Retail - 4.8%
A.C. Moore Arts & Crafts, Inc.(a)	2,340	73,967
Borders Group, Inc.	9,300	235,383
Cabela's, Inc. Cl. A(a) (b)	18,700	399,432
Dick's Sporting Goods, Inc.(a)	2,000	77,180
Electronics Boutique Holdings Corp.(a)	2,050	130,155
Foot Locker, Inc.	15,900	432,798
GameStop Corp.(a)	5,840	191,026
GameStop Corp. Cl. B(a)	6,240	186,576
Insight Enterprises, Inc.(a)	6,870	138,637
Men's Wearhouse, Inc.(a)	6,660	229,304
O'Reilly Automotive, Inc.(a)	32,690	974,489
Priceline.com, Inc.(a)	5,370	125,282
Stamps.com, Inc.(a)	12,350	231,563
Stride Rite Corp.	5,440	75,018
Zumiez, Inc.(a)	2,000	58,300
		3,559,110
Telephone Utilities - 0.9%
Fairpoint Communications, Inc.	8,000	129,200
General Communication, Inc. Cl. A(a)	23,800	234,906

	Number of Shares	Market Value
NeuStar, Inc. Cl. A(a)	1,600	$40,960
Ubiquitel, Inc.(a)	29,200	238,272
		643,338
Transportation - 2.9%
Central Freight Lines, Inc.(a)	26,300	68,380
CNF, Inc.	4,600	206,540
J.B. Hunt Transport Services, Inc.(b)	52,300	1,009,390
Kansas City Southern(a) (b)	42,575	859,164
Knight Transportation, Inc.	1,100	26,763
		2,170,237
TOTAL EQUITIES (Cost $52,930,232)		65,939,146
MUTUAL FUNDS - 0.4%
Investment Management Services
iShares Russell 2000 Growth Index Fund	2,830	183,242
Oil Service HOLDRs Trust	1,400	142,758
		326,000
TOTAL MUTUAL FUNDS (Cost $312,202)		326,000
TOTAL LONG TERM INVESTMENTS (Cost $53,242,434)		66,265,146
	Principal Amount
SHORT-TERM INVESTMENTS - 32.8%
Cash Equivalents - 23.0%(c)
ABN Amro Bank NV Eurodollar Time Deposit 3.250% 08/05/2005	$181,861	181,861
American Beacon Money Market Fund	490,949	490,949
Bank of America Bank Note 3.270% 07/18/2005	251,720	251,720
Bank of America Bank Note 3.270% 08/30/2005	467,480	467,480
Bank of Montreal Eurodollar Time Deposit 3.010% 07/01/2005	692,404	692,404
Barclays Eurodollar Time Deposit 3.160% 07/14/2005	359,600	359,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 3.250% 07/26/2005	$362,316	$362,316
BGI Institutional Money Market Fund	1,411,322	1,411,322
BNP Paribas Eurodollar Time Deposit 3.000% 07/01/2005	251,720	251,720
Calyon Eurodollar Time Deposit 3.310% 07/01/2005	215,760	215,760
Citigroup Eurodollar Time Deposit 3.085% 07/22/2005	215,760	215,760
Citigroup Eurodollar Time Deposit 3.100% 07/25/2005	499,777	499,777
Dexia Group Eurodollar Time Deposit 3.205% 07/20/2005	179,800	179,800
Dexia Group Eurodollar Time Deposit 3.240% 07/21/2005	179,800	179,800
Federal Home Loan Bank Discount Note 2.977% 07/01/2005	444,054	444,054
First Tennessee National Corporation Eurodollar Time Deposit 3.220% 08/09/2005	64,803	64,803
Fortis Bank Eurodollar Time Deposit 3.110% 07/05/2005	250,179	250,179
Fortis Bank Eurodollar Time Deposit 3.250% 07/25/2005	253,819	253,819
Fortis Bank Eurodollar Time Deposit 3.250% 08/04/2005	359,600	359,600
Fortis Bank Eurodollar Time Deposit 3.270% 07/07/2005	287,680	287,680
Freddie Mac Discount Note 3.208% 07/26/2005	177,269	177,269
Freddie Mac Discount Note 3.244% 08/16/2005	431,520	431,520
General Electric Capital Corp 3.252% 07/06/2005	359,600	359,600
General Electric Capital Corp 3.253% 07/08/2005	287,680	287,680

	Principal Amount	Market Value
Goldman Sachs Financial Square Prime Obligations Money Market Fund	$328,359	$328,359
Harris Trust & Savings Bank 3.295% 11/04/2005	344,405	344,405
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 3.150% 08/08/2005	179,800	179,800
HSBC Banking/ Holdings PLC Eurodollar Time Deposit 3.250% 08/05/2005	215,760	215,760
JP Morgan Chase & Co. Eurodollar Time Deposit 3.200% 07/20/2005	359,600	359,600
Merrimac Cash Fund, Premium Class	570,133	570,133
Morgan Stanley Dean Witter & Co. 3.518% 07/19/2005	719,200	719,200
National Australia Bank Eurodollar Time Deposit 3.260% 07/06/2005	143,840	143,840
National Australia Bank Eurodollar Time Deposit 3.375% 07/01/2005	431,520	431,520
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.165% 08/09/2005	279,233	279,233
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.240% 08/03/2005	129,456	129,456
Rabobank Nederland Eurodollar Time Deposit 3.170% 07/18/2005	359,600	359,600
Rabobank Nederland Eurodollar Time Deposit 3.350% 07/01/2005	290,958	290,958
Royal Bank of Canada Eurodollar Time Deposit 3.250% 07/07/2005	215,760	215,760
Royal Bank of Canada Eurodollar Time Deposit 3.260% 07/28/2005	359,600	359,600
Royal Bank of Scotland Eurodollar Time Deposit 3.240% 08/08/2005	395,560	395,560

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 3.250% 08/04/2005	$287,680	$287,680
Royal Bank of Scotland Eurodollar Time Deposit 3.270% 07/29/2005	287,680	287,680
Societe Generale Eurodollar Time Deposit 3.200% 08/08/2005	143,840	143,840
Societe Generale Eurodollar Time Deposit 3.240% 08/09/2005	238,015	238,015
Societe Generale Eurodollar Time Deposit 3.280% 08/01/2005	359,600	359,600
Svenska Handlesbanken Eurodollar Time Deposit 3.220% 08/05/2005	359,600	359,600
The Bank of the West Eurodollar Time Deposit 3.270% 07/27/2005	107,880	107,880
Toronto Dominion Bank Eurodollar Time Deposit 3.250% 08/02/2005	359,600	359,600
UBS AG Eurodollar Time Deposit 3.250% 08/09/2005	179,800	179,800
Wells Fargo Eurodollar Time Deposit 3.270% 07/21/2005	359,600	359,600
Wells Fargo Eurodollar Time Deposit 3.270% 08/01/2005	359,600	359,600
		17,042,152
Repurchase Agreement - 9.8%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(d)	7,240,486	7,240,486
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		24,282,638
TOTAL INVESTMENTS - 122.4% (Cost $77,525,072)(e)		90,547,784
Other Assets/ (Liabilities) - (22.4%)		(16,582,054)
NET ASSETS - 100.0%		$73,965,730

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt.

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan.

(c)  Represents investments of security lending collateral. (Note 2).

(d)  Maturity value of $7,240,890. Collateralized by U.S. Government Agency obligations with rates of 6.125%-6.145%, maturity dates of 07/25/2016-06/25/2024, and aggregate market value, including accrued interest, of $7,602,510.

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 92.0%
Advertising - 2.1%
Aquantive, Inc.(a)	3,260	$57,767
Fastclick(a)	400	3,640
Marchex, Inc. Cl. B(a)	3,750	56,400
Valueclick, Inc.(a)	12,570	154,988
		272,795
Aerospace & Defense - 1.1%
ARGON ST, Inc.(a)	1,500	53,250
Engineered Support Systems, Inc.	2,500	89,575
		142,825
Apparel, Textiles & Shoes - 1.6%
bebe stores, inc.	6,055	160,276
Jos. A. Bank Clothiers, Inc.(a)	310	13,423
Urban Outfitters, Inc.(a)	600	34,014
Volcom, Inc.(a)	200	5,354
		213,067
Banking, Savings & Loans - 2.6%
Euronet Worldwide, Inc.(a)	2,900	84,303
PrivateBancorp, Inc.	3,856	136,425
SVB Financial Group(a)	2,490	119,271
		339,999
Building Materials & Construction - 1.9%
Chemed Corp.	3,494	142,835
Merge Technologies, Inc.(a)	5,730	107,437
		250,272
Commercial Services - 11.2%
The Advisory Board Co.(a)	2,078	101,282
AMN Healthcare Services, Inc.(a)	6,950	104,458
Bright Horizons Family Solutions, Inc.(a)	5,120	208,486
DiamondCluster International, Inc. Cl. A(a)	2,020	22,826
eResearch Technology, Inc.(a)	5,550	74,314
Global Payments, Inc.	1,990	134,922
Greenfield Online, Inc.(a)	3,930	47,749
Heidrick & Struggles International, Inc.(a)	3,230	84,238
Huron Consulting Group, Inc.(a)	2,360	55,578

	Number of Shares	Market Value
Laureate Education, Inc.(a)	830	$39,724
Magellan Health Services, Inc.(a)	1,640	57,908
MPS Group, Inc.(a)	10,750	101,265
Navigant Consulting, Inc.(a)	4,960	87,594
Portfolio Recovery Associates, Inc.(a)	2,010	84,460
Resources Connection, Inc.(a)	3,920	91,062
Universal Technical Institute, Inc.(a)	3,760	124,832
Wind River Systems, Inc.(a)	4,340	68,051
		1,488,749
Communications - 3.8%
AudioCodes Limited(a)	8,570	85,271
Lifeline Systems, Inc.(a)	4,500	144,540
Nice Systems Limited(a)	2,097	82,769
Openwave Systems, Inc.(a)	8,400	137,760
PowerDsine Limited(a)	5,030	50,300
		500,640
Computer Integrated Systems Design - 2.0%
F5 Networks, Inc.(a)	1,380	65,184
Mercury Computer Systems, Inc.(a)	4,636	126,887
Optimal Robotics Corp.(a)	2,420	39,083
SafeNet, Inc.(a)	1,220	41,553
		272,707
Computer Programming Services - 1.8%
CACI International, Inc. Cl. A(a)	1,370	86,529
Jamdat Mobile, Inc.(a)	2,820	78,058
Shanda Interactive Entertainment Limited ADR (Cayman Islands)(a)	1,900	69,901
		234,488
Computer Related Services - 1.0%
Checkfree Corp.(a)	2,630	89,578
CNET Networks, Inc.(a)	4,230	49,660
		139,238
Computers & Information - 3.9%
Emulex Corp.(a)	9,365	171,005
Micros Systems, Inc.(a)	2,037	91,156

	Number of Shares	Market Value
M-Systems Flash Disk Pioneers Limited(a)	6,900	$132,273
Scientific Games Corp. Cl. A(a)	2,750	74,058
SRA International, Inc. Cl. A(a)	1,300	45,136
		513,628
Data Processing & Preparation - 0.4%
Factset Research Systems, Inc.	1,600	57,344
Electrical Equipment & Electronics - 8.0%
Credence Systems Corp.(a)	7,670	69,414
DRS Technologies, Inc.	2,030	104,098
Ixia(a)	9,607	186,760
O2Micro International Limited(a)	5,470	76,854
Photon Dynamics, Inc.(a)	4,970	102,432
PLX Technology, Inc.(a)	4,690	47,650
SiRF Technology Holdings, Inc.(a)	3,190	56,399
Tessera Technologies, Inc.(a)	3,583	119,708
Varian Semiconductor Equipment Associates, Inc.(a)	3,290	121,730
Virage Logic Corp.(a)	7,880	81,164
Volterra Semiconductor Corp.(a)	6,310	93,956
		1,060,165
Energy - 2.4%
CAL Dive International, Inc.(a)	510	26,709
Denbury Resources, Inc.(a)	2,040	81,131
Headwaters, Inc.(a)	927	31,870
Superior Energy Services, Inc.(a)	2,450	43,610
Unit Corp.(a)	3,060	134,671
		317,991
Financial Services - 2.8%
Affiliated Managers Group, Inc.(a)	1,930	131,877
Boston Private Financial Holdings, Inc.	4,710	118,692
East West Bancorp, Inc.	1,779	59,757
First Cash Financial Services, Inc.(a)	767	16,391
GFI Group, Inc.(a)	100	3,560

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
International Securities Exchange, Inc.(a)	300	$7,533
KKR Financial Corp. REIT(a)	1,250	31,250
		369,060
Foods - 1.0%
Provide Commerce, Inc.(a)	1,730	37,351
United Natural Foods, Inc.(a)	2,930	88,984
		126,335
Healthcare - 4.2%
Allscripts Healthcare Solutions, Inc.(a)	1,300	21,593
American Healthways, Inc.(a)	2,030	85,808
Matria Healthcare, Inc.(a)	4,590	147,936
Option Care, Inc.	8,085	113,999
United Surgical Partners International, Inc.(a)	2,690	140,095
VCA Antech, Inc.(a)	2,120	51,410
		560,841
Heavy Machinery - 0.0%
Hydril(a)	100	5,435
Home Construction, Furnishings & Appliances - 0.6%
Miller (Herman), Inc.	2,480	76,483
Information Retrieval Services - 1.2%
Bankrate, Inc.(a)	1,200	24,168
Infospace, Inc.(a)	4,251	139,985
		164,153
Insurance - 2.6%
AMERIGROUP Corp.(a)	1,970	79,194
Centene Corp.(a)	2,420	81,264
HealthExtras, Inc.(a)	4,650	93,326
Tower Group, Inc.	6,311	98,641
		352,425
Internet Software - 1.4%
WebEx Communications, Inc.(a)	6,880	181,701
Lodging - 3.1%
Four Seasons Hotels, Inc.	1,850	122,285
Kerzner International, Ltd.(a)	1,324	75,402
Orient-Express Hotels Limited Cl. A	3,192	101,091
Station Casinos, Inc.	1,660	110,224
		409,002

	Number of Shares	Market Value
Machinery & Components - 1.2%
Grant Prideco, Inc.(a)	3,660	$96,807
Ultratech, Inc.(a)	3,790	69,357
		166,164
Medical Supplies - 6.9%
Advanced Neuromodulation Systems, Inc.(a)	800	31,744
American Medical Systems Holdings, Inc.(a)	4,140	85,491
BEI Technologies, Inc.	3,179	84,816
Foxhollow Technologies, Inc.(a)	700	26,789
Hologic, Inc.(a)	1,060	42,135
I-Flow Corp.(a)	3,040	50,586
Illumina, Inc.(a)	2,170	26,192
Intralase Corp.(a)	2,880	56,506
Intuitive Surgical, Inc.(a)	1,920	89,549
Laserscope(a)	2,750	113,960
SonoSite, Inc.(a)	2,030	63,011
Symmetry Medical, Inc.(a)	2,060	48,492
Syneron Medical Limited(a)	3,350	122,577
Ventana Medical Systems, Inc.(a)	1,940	78,046
		919,894
Metals & Mining - 0.3%
Maverick Tube Corp.(a)	1,460	43,508
Pharmaceuticals - 9.0%
Alexion Pharmaceuticals, Inc.(a)	6,200	142,848
Angiotech Pharmaceuticals, Inc.(a)	7,470	103,534
Atherogenics, Inc.(a)	6,750	107,865
CV Therapeutics, Inc.(a)	2,550	57,171
Cypress Bioscience, Inc.(a)	2,570	33,924
Discovery Laboratories, Inc.(a)	9,470	69,036
First Horizon Pharmaceutical Corp.(a)	5,378	102,397
Inspire Pharmaceuticals, Inc.(a)	6,250	52,625
Nabi Biopharmaceuticals(a)	8,800	134,024
NitroMed, Inc.(a)	1,290	25,091
Priority Healthcare Corp. Cl. B(a)	3,390	85,970
QLT, Inc.(a)	2,590	26,988
Rigel Pharmaceuticals, Inc.(a)	7,420	147,806

	Number of Shares	Market Value
Salix Pharmaceuticals Limited(a)	6,035	$106,578
		1,195,857
Photography Equipment/Supplies - 0.4%
Sonic Solutions, Inc.(a)	3,090	57,474
Prepackaged Software - 4.2%
Blackboard, Inc.(a)	3,919	93,742
Dendrite International, Inc.(a)	4,240	58,512
Epicor Software Corp.(a)	5,320	70,224
MicroStrategy, Inc. Cl. A(a)	2,080	110,323
Open Solutions, Inc.(a)	3,860	78,397
Quest Software, Inc.(a)	7,910	107,813
Ultimate Software Group, Inc.(a)	500	8,200
Witness Systems, Inc.(a)	2,110	38,465
		565,676
Real Estate - 0.2%
ZipRealty, Inc.(a)	2,460	31,586
Restaurants - 2.4%
California Pizza Kitchen, Inc.(a)	4,582	124,951
P.F. Chang's China Bistro, Inc.(a)	1,321	77,913
RARE Hospitality International, Inc.(a)	3,970	120,966
		323,830
Retail - 3.7%
Central Garden & Pet Co.(a)	1,320	64,838
GSI Commerce, Inc.(a)	6,854	114,805
Guitar Center, Inc.(a)	405	23,640
Hibbett Sporting Goods, Inc.(a)	2,581	97,665
Kenneth Cole Productions, Inc. Cl. A	2,540	79,045
Priceline.com, Inc.(a)	5,053	117,886
		497,879
Telephone Utilities - 2.1%
Equinix, Inc.(a)	2,360	102,282
j2 Global Communications, Inc.(a)	3,871	133,317
Novatel Wireless, Inc.(a)	3,320	41,400
		276,999
Transportation - 0.9%
UTI Worldwide, Inc.	1,780	123,924
TOTAL EQUITIES (Cost $11,184,315)		12,252,134

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 7.7%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(b)	$1,027,078	$1,027,078
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		1,027,078
TOTAL INVESTMENTS - 99.7% (Cost $12,211,393)(c)		13,279,212
Other Assets/ (Liabilities) - 0.3%		42,184
NET ASSETS - 100.0%		$13,321,396

Notes to Portfolio of Investments

ADR - American Depository Receipt.

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Maturity value of $1,027,135. Collaterized by U.S. Government Agency obligation with a rate of 3.864%, maturity date of 01/25/2032, and an aggregate market value, including accrued interest, of $1,078,432.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$93,288,580	$378,621,996	$22,377,083	$10,095,119	$66,265,146	$12,252,134
Short-term investments, at value (Note 2)(b)	16,676,429	34,097,454	2,651,085	186,674	24,282,638	1,027,078
Total Investments(c)	109,965,009	412,719,450	25,028,168	10,281,793	90,547,784	13,279,212
Cash	-	2,904	211	-	931,921	-
Foreign currency, at value	3,573	-	-	-	-	-
Receivables from:
Investments sold	711,637	-	820,569	3,001	569,195	175,252
Investment adviser (Note 3)	-	19,910	3,471	2,282	4,070	4,589
Fund shares sold	157,679	30,077	5,638	211	34,909	3,433
Interest and dividends	150,115	528,111	26,391	760	20,073	849
Foreign taxes withheld	514	-	15	-	97	8
Prepaid expenses	-	51,622	-	-	-	-
Total assets	110,988,527	413,352,074	25,884,463	10,288,047	92,108,049	13,463,343
Liabilities:
Payables for:
Investments purchased	1,241,020	-	855,397	-	717,247	108,298
Fund shares repurchased	12,142	38,087	11,881	464	295,470	3,201
Variation margin on open futures contracts (Note 2)	-	24,009	-	1,190	-	-
Securities on loan (Note 2)	10,405,250	30,758,515	2,284,600	-	17,042,152	-
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	-	-	-
Directors' fees and expenses (Note 3)	15,119	71,227	6,483	3,340	12,640	3,646
Affiliates (Note 3):
Investment management fees	63,918	31,863	15,105	3,915	63,526	11,342
Administration fees	-	39,495	-	-	-	-
Accrued expenses and other liabilities	7,310	29,648	13,067	15,159	11,284	15,460
Total liabilities	11,744,759	30,992,844	3,186,533	24,068	18,142,319	141,947
Net assets	$99,243,768	$382,359,230	$22,697,930	$10,263,979	$73,965,730	$13,321,396
Net assets consist of:
Paid-in capital	$88,640,783	$371,455,851	$46,112,915	$19,144,048	$75,403,108	$20,491,952
Undistributed net investment income (distributions in excess of net investment income)	347,202	3,022,543	44,030	(6,310)	(185,851)	(61,501)
Accumulated net realized loss on investments, futures contracts and foreign currency translations	(5,899,492)	(18,882,088)	(24,763,242)	(9,897,884)	(14,274,239)	(8,176,874)
Net unrealized appreciation on investments, futures contracts, foreign currency and other assets and liabilities	16,155,275	26,762,924	1,304,227	1,024,125	13,022,712	1,067,819
Net assets	$99,243,768	$382,359,230	$22,697,930	$10,263,979	$73,965,730	$13,321,396
Shares outstanding:	9,441,152	-	3,225,769	2,700,150	5,551,378	2,373,269
Net asset value, offering price and redemption price per share:	$10.51	$-	$7.04	$3.80	$13.32	$5.61
Class I shares:
Net assets	$-	$77,786,295	$-	$-	$-	$-
Shares outstanding	-	5,271,619	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$14.76	$-	$-	$-	$-
Class II shares:
Net assets	$-	$171,744,213	$-	$-	$-	$-
Shares outstanding	-	11,639,046	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$14.76	$-	$-	$-	$-
Class III shares:
Net assets	$-	$132,828,722	$-	$-	$-	$-
Shares outstanding	-	9,013,259	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$14.74	$-	$-	$-	$-
(a) Cost of investments:	$77,133,252	$351,807,563	$21,072,856	$9,065,469	$53,242,434	$11,184,315
(b) Cost of short-term investments:	$16,676,429	$34,097,454	$2,651,085	$186,674	$24,282,638	$1,027,078
(c) Securities on loan with market value of:	$10,106,463	$29,721,026	$2,216,506	$-	$16,350,580	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment income (Note 2):
Dividends(a)	$721,493	$3,515,088	$145,170	$20,295	$100,639	$6,494
Interest(b)	54,823	49,210	2,786	2,090	100,742	8,883
Total investment income	776,316	3,564,298	147,956	22,385	201,381	15,377
Expenses (Note 2):
Investment management fees (Note 3)	353,940	193,277	88,908	23,771	346,256	67,546
Custody fees	10,076	26,070	8,766	8,411	21,743	16,645
Trustee reporting	2,307	2,307	2,307	2,307	2,307	2,307
Audit and legal fees	12,639	19,381	11,259	11,239	12,237	11,086
Proxy fees	488	457	488	456	529	612
Shareholder reporting fees	2,193	10,195	578	289	1,612	344
Directors' fees (Note 3)	14,397	63,586	3,677	1,736	10,522	2,139
	396,040	315,273	115,983	48,209	395,206	100,679
Administration fees (Note 3):
Class I	-	120,030	-	-	-	-
Class II	-	165,175	-	-	-	-
Class III	-	33,166	-	-	-	-
Total expenses	396,040	633,644	115,983	48,209	395,206	100,679
Expenses waived (Note 3)	-	(25,358)	(14,851)	(18,628)	(13,517)	(26,057)
Class II Administration fees waived (Note 3)	-	(43,467)	-	-	-	-
Class III Administration fees waived (Note 3)	-	(33,166)	-	-	-	-
Net expenses	396,040	531,653	101,132	29,581	381,689	74,622
Net investment income (loss)	380,276	3,032,645	46,824	(7,196)	(180,308)	(59,245)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(159,405)	(3,688,666)	302,968	358,039	2,090,316	261,225
Closed futures contracts	-	91,153	-	(18,181)	-	-
Foreign currency transactions	(1,053)	-	-	-	-	-
Net realized gain (loss)	(160,458)	(3,597,513)	302,968	339,858	2,090,316	261,225
Net change in unrealized appreciation (depreciation) on:
Investments	949,528	(3,176,755)	(316,578)	(1,277,974)	(910,265)	(922,603)
Open futures contracts	-	(130,055)	-	(6,792)	-	-
Translation of assets and liabilities in foreign currencies	(41)	-	(2)	-	-	-
Net unrealized gain (loss)	949,487	(3,306,810)	(316,580)	(1,284,766)	(910,265)	(922,603)
Net realized and unrealized gain (loss)	789,029	(6,904,323)	(13,612)	(944,908)	1,180,051	(661,378)
Net increase (decrease) in net assets resulting from operations	$1,169,305	$(3,871,678)	$33,212	$(952,104)	$999,743	$(720,623)
(a) Net of withholding tax of:	$1,470	$-	$-	$188	$370	$12
(b) Including securities lending income of:	$4,600	$14,890	$1,129	$-	$21,585	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund		MML Growth Equity Fund
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$380,276	$523,341	$3,032,645	$7,085,355	$46,824	$103,479
Net realized gain (loss) on investment transactions, futures contracts and foreign currency transactions	(160,458)	(394,358)	(3,597,513)	(5,329,330)	302,968	461,152
Net change in unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	949,487	7,873,753	(3,306,810)	38,239,207	(316,580)	478,745
Net increase (decrease) in net assets resulting from operations	1,169,305	8,002,736	(3,871,678)	39,995,232	33,212	1,043,376
Distributions to shareholders (Note 2):
From net investment income	-	(573,534)	-	-	-	(103,437)
Class I	-	-	-	(1,343,883)	-	-
Class II	-	-	-	(3,190,498)	-	-
Class III	-	-	-	(2,549,489)	-	-
Total distributions from net investment income	-	(573,534)	-	(7,083,870)	-	(103,437)
Net fund share transactions (Note 5):
Class I	-	-	(6,441,148)	1,433	-	-
Class II	-	-	(10,714,780)	(19,877,415)	-	-
Class III	-	-	(2,949,570)	(11,810,653)	-	-
Net fund share transactions (Note 5)	15,176,729	18,193,811	-	-	(228,914)	493,476
Total increase (decrease) in net assets	16,346,034	25,623,013	(23,977,176)	1,224,727	(195,702)	1,433,415
Net assets:
Beginning of period	82,897,734	57,274,721	406,336,406	405,111,679	22,893,632	21,460,217
End of period	$99,243,768	$82,897,734	$382,359,230	$406,336,406	$22,697,930	$22,893,632
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the period	$347,202	$(33,074)	$3,022,543	$(10,102)	$44,030	$(2,794)

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML OTC 100 Fund		MML Small Cap Growth Equity Fund		MML Emerging Growth Fund
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(7,196)	$73,701	$(180,308)	$(320,690)	$(59,245)	$(114,655)
Net realized gain on investment transactions, futures contracts and translation of assets and liabilities in foreign currencies	339,858	772,116	2,090,316	3,138,016	261,225	734,464
Net change in unrealized appreciation (depreciation) on investments	(1,284,766)	153,050	(910,265)	4,254,359	(922,603)	1,032,165
Net increase (decrease) in net assets resulting from operations	(952,104)	998,867	999,743	7,071,685	(720,623)	1,651,974
Distributions to shareholders (Note 2):
From net investment income	-	(71,288)	-	-	-	-
Net fund share transactions (Note 5)	(1,006,946)	(978,802)	10,956,999	7,250,402	(93,887)	2,419,889
Total increase (decrease) in net assets	(1,959,050)	(51,223)	11,956,742	14,322,087	(814,510)	4,071,863
Net assets:
Beginning of period	12,223,029	12,274,252	62,008,988	47,686,901	14,135,906	10,064,043
End of period	$10,263,979	$12,223,029	$73,965,730	$62,008,988	$13,321,396	$14,135,906
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the period	$(6,310)	$885	$(185,851)	$(5,543)	$(61,501)	$(2,256)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$10.38		$9.35	$7.26		$8.73		$9.86	$10.00
Income (loss) from investment operations:
Net investment income	0.04		0.06	0.06		0.05		0.03	0.05	***
Net realized and unrealized gain (loss) on investments	0.09		1.04	2.09		(1.47)		(1.13)	(0.15)
Total income (loss) from investment operations	0.13		1.10	2.15		(1.42)		(1.10)	(0.10)
Less distributions to shareholders:
From net investment income	-		(0.07)	(0.06)		(0.05)		(0.03)	(0.04)
Tax return of capital	-		-	-		(0.00	)†	-	-
Total distributions	-		(0.07)	(0.06)		(0.05)		(0.03)	(0.04)
Net asset value, end of period	$10.51		$10.38	$9.35		$7.26		$8.73	$9.86
Total Return(a)	1.25	%**	11.79%	29.60%		(16.23)%		(11.16)%	(1.05	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$99,244		$82,898	$57,275		$33,919		$36,171	$18,052
Ratio of expenses to average daily net assets:
Before expense waiver	0.90	%*	0.87%	0.92%		0.92%		0.87%	1.07	% *
After expense waiver#	N/A		N/A	0.90	% (b)	0.90	% (b)	0.87%	0.91	% *
Net investment income to average daily net assets	0.86	%*	0.78%	0.79%		0.61%		0.48%	0.78	% *
Portfolio turnover rate	0	%**	3%	7%		32%		19%	14	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Tax return of capital is less than $0.01 per share.

+  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, for the years ended December 31, 2001, 2002 and 2003.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$14.90		$13.71	$10.83	$14.14	$16.27	$18.13
Income (loss) from investment operations:
Net investment income	0.10	***	0.22 ***	0.16 ***	0.14 ***	0.14 ***	0.16	***
Net realized and unrealized gain (loss) on investments	(0.24)		1.21	2.88	(3.31)	(2.14)	(1.88)
Total income (loss) from investment operations	(0.14)		1.43	3.04	(3.17)	(2.00)	(1.72)
Less distributions to shareholders:
From net investment income	-		(0.24)	(0.16)	(0.14)	(0.07)	(0.14)
From net realized gains	-		-	-	-	(0.06)	-
Total distributions	-		(0.24)	(0.16)	(0.14)	(0.13)	(0.14)
Net asset value, end of period	$14.76		$14.90	$13.71	$10.83	$14.14	$16.27
Total Return(a)	(0.94	)% **	10.42%	28.08%	(22.46)%	(12.32)%	(9.53)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$77,786		$85,138	$78,597	$58,454	$81,535	$82,798
Ratio of expenses to average daily net assets:
Before expense waiver	0.46	% *	0.44%	0.44%	0.44%	0.45%	0.45%
After expense waiver#	0.45	% *	N/A	N/A	N/A	N/A	0.45%
Net investment income to average daily net assets	1.39	% *	1.60%	1.37%	1.16%	0.92%	0.89%
Portfolio turnover rate	2	% **	4%	5%	6%	5%	3%
	Class II
	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$14.89		$13.70	$10.82	$14.13	$16.26	$17.96
Income (loss) from investment operations:
Net investment income	0.11	***	0.25 ***	0.19 ***	0.17 ***	0.16 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(0.24)		1.20	2.87	(3.32)	(2.14)	(1.68)
Total income (loss) from investment operations	(0.13)		1.45	3.06	(3.15)	(1.98)	(1.55)
Less distributions to shareholders:
From net investment income	-		(0.26)	(0.18)	(0.16)	(0.09)	(0.15)
From net realized gains	-		-	-	-	(0.06)	-
Total distributions	-		(0.26)	(0.18)	(0.16)	(0.15)	(0.15)
Net asset value, end of period	$14.76		$14.89	$13.70	$10.82	$14.13	$16.26
Total Return(a)	(0.87	)% **	10.60%	28.31%	(22.29)%	(12.18)%	(8.63	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$171,744		$184,271	$188,869	$125,942	$74,636	$56,998
Ratio of expenses to average daily net assets:
Before expense waiver	0.35	% *	0.33%	0.33%	0.33%	0.34%	0.34	% *
After expense waiver#	0.29	% *	0.27%	0.25%	0.26%	0.29%	0.29	% *
Net investment income to average daily net assets	1.56	% *	1.75%	1.56%	1.37%	1.08%	1.10	% *
Portfolio turnover rate	2	% **	4%	5%	6%	5%	3	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of Class I for the year ended December 31, 2000 and the six months ended June 30, 2005 and of Class II for the period May 1, 2000 through December 31, 2000, the years ended December 31, 2001, 2002, 2003 and 2004 and the six months ended June 30, 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all the periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class III
	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$14.86		$13.67	$10.80	$14.10	$16.27	$17.96
Income (loss) from investment operations:
Net investment income	0.12	***	0.26 ***	0.20 ***	0.18 ***	0.19 ***	0.15	***
Net realized and unrealized gain (loss) on investments	(0.24)		1.21	2.86	(3.31)	(2.19)	(1.67)
Total income (loss) from investment operations	(0.12)		1.47	3.06	(3.13)	(2.00)	(1.52)
Less distributions to shareholders:
From net investment income	-		(0.28)	(0.19)	(0.17)	(0.11)	(0.17)
From net realized gains	-		-	-	-	(0.06)	-
Total distributions	-		(0.28)	(0.19)	(0.17)	(0.17)	(0.17)
Net asset value, end of period	$14.74		$14.86	$13.67	$10.80	$14.10	$16.27
Total Return(a)	(0.81	)% **	10.77%	28.38%	(22.18)%	(12.30)%	(8.50	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$132,829		$136,927	$137,646	$115,070	$154,588	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.21	% *	0.19%	0.19%	0.19%	0.20%	0.20	% *
After expense waiver##	0.15	% *	0.14%	0.14%	0.14%	0.15%	0.15	% *
Net investment income to average daily net assets	1.69	% *	1.88%	1.67%	1.46%	1.32%	1.25	% *
Portfolio turnover rate	2	% **	4%	5%	6%	5%	3	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

##  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the years ended December 31, 2001, 2002, 2003, 2004 and the six months ended June 30, 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)+		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$7.03		$6.74		$5.48		$7.59		$10.15	$13.01
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.03		0.00	†	(0.01)		(0.00)†	(0.01)
Net realized and unrealized gain (loss) on investments	0.00		0.29		1.26		(2.10)		(2.56)	(0.77)
Total income (loss) from investment operations	0.01		0.32		1.26		(2.11)		(2.56)	(0.78)
Less distributions to shareholders:
From net investment income	-		(0.03)		(0.00	)††	-		(0.00)††	(0.00)††
Tax return of capital	-		-		-		-		-	(0.00)††
From net realized gains	-		-		-		-		-	(2.08)
Total distributions	-		(0.03)		(0.00)		-		(0.00)	(2.08)
Net asset value, end of period	$7.04		$7.03		$6.74		$5.48		$7.59	$10.15
Total Return(a)	0.14	%**	4.78%		23.02%		(27.80)%		(25.20)%	(6.54)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$22,698		$22,894		$21,460		$16,568		$44,745	$53,081
Ratio of expenses to average daily net assets:
Before expense waiver	1.04	%*	1.00%		1.28%		1.08%		0.99%	1.08%
After expense waiver#	0.91	%*	0.89	% (b)	0.86	% (b)	0.89	% (b)	0.91%	0.91%
Net investment income (loss) to average daily net assets	0.42	%*	0.47%		0.02%		(0.10)%		(0.06)%	(0.10)%
Portfolio turnover rate	50	%**	184%		271%		219%		292%	271%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income and tax return of capital are less than $0.01 per share.

+  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2000, 2001, 2002, 2003, 2004 and the six months ended June 30, 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The related commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$4.13		$3.76	$2.53	$4.06	$6.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00		0.02	(0.01)	(0.02)	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.33)		0.37	1.24	(1.51)	(1.99)		(3.87)
Total income (loss) from investment operations	(0.33)		0.39	1.23	(1.53)	(2.01)		(3.89)
Less distributions to shareholders:
From net investment income	-		(0.02)	-	-	-		-
From net realized gains	-		-	-	-	(0.00	)†	(0.04)
Total distributions	-		(0.02)	-	-	(0.00)		(0.04)
Net asset value, end of period	$3.80		$4.13	$3.76	$2.53	$4.06		$6.07
Total Return(a)	(7.99	)% **	10.48%	48.62%	(37.68)%	(33.11)%		(38.90	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,264		$12,223	$12,274	$4,096	$10,749		$8,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.91	% *	0.77%	1.22%	1.08%	0.71%		0.88	% *
After expense waiver#	0.56	% *	0.56%	0.56%	0.56%	0.56%		0.56	% *
Net investment income (loss) to average daily net assets	(0.14	)% *	0.63%	(0.31)%	(0.45)%	(0.40)%		(0.36	)% *
Portfolio turnover rate	8	% **	35%	48%	64%	67%		51	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the years ended December 31, 2001, 2002, 2003, 2004 and for the six months ended June 30, 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$13.21		$11.66		$7.85		$10.60		$12.20	$16.15
Income (loss) from investment operations:
Net investment loss	(0.03)		(0.07)		(0.07)		(0.09)		(0.06)	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.14		1.62		3.88		(2.66)		(1.49)	(2.09)
Total income (loss) from investment operations	0.11		1.55		3.81		(2.75)		(1.55)	(2.10)
Less distributions to shareholders:
From net realized gains	-		-		-		-		(0.05)	(1.85)
Net asset value, end of period	$13.32		$13.21		$11.66		$7.85		$10.60	$12.20
Total Return(a)	0.83	% **	13.29%		48.54%		(25.94)%		(12.71)%	(13.87)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$73,966		$62,009		$47,687		$26,784		$48,983	$70,380
Ratio of expenses to average daily net assets:
Before expense waiver	1.23	% *	1.21%		1.25%		1.24%		1.15%	1.25%
After expense waiver#	1.19	% *	1.14	% (b)	1.16	% (b)	1.16	% (b)	N/A	1.18%
Net investment loss to average daily net assets	(0.56	)% *	(0.63)%		(0.79)%		(0.84)%		(0.46)%	(0.04)%
Portfolio turnover rate	31	% **	62%		59%		53%		104%	95%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts wre presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2000, 2002, 2003, 2004 and the six months ended June 30, 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$5.92		$5.16	$3.54	$6.15		$7.34	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)		(0.05)	(0.04)	(0.05	)***	(0.04)	(0.04	)***
Net realized and unrealized gain (loss) on investments	(0.29)		0.81	1.66	(2.56)		(1.15)	(2.62)
Total income (loss) from investment operations	(0.31)		0.76	1.62	(2.61)		(1.19)	(2.66)
Net asset value, end of period	$5.61		$5.92	$5.16	$3.54		$6.15	$7.34
Total Return(a)	(5.24	)% **	14.73%	45.76%	(42.44)%		(16.33)%	(26.50	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$13,321		$14,136	$10,064	$4,333		$12,184	$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.57	% *	1.62%	2.28%	1.76%		1.37%	1.56	% *
After expense waiver#	1.16	% *	1.16%	1.16%	1.16%		1.16%	1.16	% *
Net investment loss to average daily net assets	(0.92	)% *	(0.97)%	(1.09)%	(1.09)%		(0.81)%	(0.63	)% *
Portfolio turnover rate	56	% **	184%	195%	190%		139%	119	% **

*  Annualized.

**  Percentages represent results from the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, and the years ended December 31, 2001, 2002, 2003, 2004 and the six months ended June 30, 2005..

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

After the close of business on April 29, 2005, each of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund. Information with respect to the Special Meeting of Shareholders of each Fund that was held on April 18, 2005 can be found in the June 30, 2005 semi-annual report for MML Series Investment Fund II.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities

Notes to Financial Statements (Unaudited) (Continued)

for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trust's Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2005, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Large Cap Value Fund	$10,106,463	$10,405,250
Equity Index Fund	29,721,026	30,758,515
Growth Equity Fund	2,216,506	2,284,600
Small Cap Growth Equity Fund	16,350,580	17,042,152

As securities lending agent, the Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2005, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$147,198	$(142,598)	$4,600
Equity Index Fund	408,106	(393,216)	14,890
Growth Equity Fund	35,936	(34,807)	1,129
Small Cap Growth Equity Fund	189,695	(168,110)	21,585

Repurchase
Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of

Notes to Financial Statements (Unaudited) (Continued)

default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for
Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and
Distributions to
Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency
Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign
Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Unaudited) (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2005, the Funds had no open forward foreign currency contracts.

Delayed Delivery
Transactions,
When Issued
Securities, and
Forward
Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed or the when-issued or delayed delivery security is received, the Funds record a realized gain or loss equal to the difference between the value of the contract or security at the time it was opened or purchased and the value of the contract or the security at the time it was extinguished or received. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2005, the Funds had no open forward commitments, delayed delivery transactions or when issued securities.

Financial Futures
Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at June 30, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
Equity Index Fund – Future Contracts
BUYS 11	S&P 500 Index	09/15/05	$3,287,625	$(45,741)
9	S&P 500 Index	09/16/05	537,975	(5,768)
				$(51,509)
OTC 100 Fund
BUYS 7	NASDAQ 100 Index	09/16/05	$210,420	$(5,525)

Notes to Financial Statements (Unaudited) (Continued)

Allocation of
Operating Activity
   In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment
Management Fees
   Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $300,000,000, 0.77% on the next $300,000,000, 0.75% on the next $300,000,0000, 0.72% on the next $600,000,000 and 0.65% on assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% on the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% on the first $200,000,000, 1.05% on the next $200,000,000, 1.025% on the next $600,000,000 and 1.00% on assets over $1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% on the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van Otterloo and Co. LLC for the Growth Equity Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund and Wellington Management Company, LLP for a portion of the Small Cap Growth

Notes to Financial Statements (Unaudited) (Continued)

Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

Administration &
Shareholder Service
Fees
   For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of Class III shares.

Expense Waivers
   For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For each class of the Equity Index Fund, MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

Brokerage
Commissions
   The Large Cap Value Fund, Growth Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the six months ended June 30, 2005, brokerage commissions under these agreements are as follows:

Commissions
Small Cap Growth Equity Fund	$8,929

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Deferred
Compensation
   Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2005, no significant amounts have been deferred.

Notes to Financial Statements (Unaudited) (Continued)

4.  Purchases and
Sales of
Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Large Cap Value Fund	$-	$15,964,733
	Equity Index Fund	-	7,758,911
	Growth Equity Fund	-	11,107,029
	OTC 100 Fund	-	855,174
	Small Cap Growth Equity Fund	-	25,262,194
	Emerging Growth Fund	-	6,736,917
Sales	Large Cap Value Fund	$-	$91,283
	Equity Index Fund	-	25,443,001
	Growth Equity Fund	-	11,088,189
	OTC 100 Fund	-	1,896,963
	Small Cap Growth Equity Fund	-	17,896,201
	Emerging Growth Fund	-	7,238,697

5.  Capital Share
Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	1,995,356	$20,715,618	2,631,604	$25,654,263
Issued as reinvestment of dividends	-	-	55,176	573,534
Redeemed	(537,558)	(5,538,889)	(829,329)	(8,033,986)
Net increase (decrease)	1,457,798	$15,176,729	1,857,451	$18,193,811
Equity Index Fund Class I
Sold	148,077	$2,179,482	1,190,416	$16,724,615
Issued as reinvestment of dividends	-	-	90,073	1,343,884
Redeemed	(589,134)	(8,620,630)	(1,299,529)	(18,067,066)
Net increase (decrease)	(441,057)	$(6,441,148)	(19,040)	$1,433
Equity Index Fund Class II
Sold	756,461	$11,112,727	1,537,829	$21,537,619
Issued as reinvestment of dividends	-	-	213,984	3,190,498
Redeemed	(1,491,594)	(21,827,507)	(3,163,722)	(44,605,532)
Net increase (decrease)	(735,133)	$(10,714,780)	(1,411,909)	$(19,877,415)
Equity Index Fund Class III
Sold	9,071	$132,060	19,216	$267,033
Issued as reinvestment of dividends	-	-	171,337	2,549,488
Redeemed	(208,829)	(3,081,630)	(1,043,953)	(14,627,174)
Net increase (decrease)	(199,758)	$(2,949,570)	(853,400)	$(11,810,653)
Growth Equity Fund
Sold	296,474	$2,010,582	623,314	$4,226,011
Issued as reinvestment of dividends	-	-	14,687	103,437
Redeemed	(325,929)	(2,239,496)	(567,821)	(3,835,972)
Net increase (decrease)	(29,455)	$(228,914)	70,180	$493,476
OTC 100 Fund
Sold	258,223	$985,954	1,371,368	$5,164,134
Issued as reinvestment of dividends	-	-	17,232	71,288
Redeemed	(517,551)	(1,992,900)	(1,689,804)	(6,214,224)
Net increase (decrease)	(259,328)	$(1,006,946)	(301,204)	$(978,802)

Notes to Financial Statements (Unaudited) (Continued)

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund
Sold	1,242,864	$15,918,213	1,344,400	$15,934,204
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(386,878)	(4,961,214)	(738,234)	(8,683,802)
Net increase (decrease)	855,986	$10,956,999	606,166	$7,250,402
Emerging Growth Fund
Sold	242,096	$1,314,904	1,156,307	$6,126,885
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(258,595)	(1,408,791)	(717,582)	(3,706,996)
Net increase (decrease)	(16,499)	$(93,887)	438,725	$2,419,889

6.  Federal Income
Tax Information
   At June 30, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Large Cap Value Fund	$93,809,681	$17,691,690	$(1,536,362)	$16,155,328
Equity Index Fund	385,905,017	71,501,920	(44,687,487)	26,814,433
Growth Equity Fund	23,723,941	1,938,241	(634,014)	1,304,227
OTC 100 Fund	9,252,143	1,602,504	(572,854)	1,029,650
Small Cap Growth Equity Fund	77,525,072	14,713,552	(1,690,840)	13,022,712
Emerging Growth Fund	12,211,393	1,506,832	(439,013)	1,067,819

At December 31, 2004, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012
Large Cap Value Fund	$8,346	$1,160,333	$2,527,171	$1,015,022	$578,706
Equity Index Fund	-	-	6,501,477	110,945	2,367,627
Growth Equity Fund	-	16,919,579	7,953,799	-	-
OTC 100 Fund	-	943,131	4,762,508	2,362,711	1,300,985
Small Cap Growth Equity Fund	-	6,913,107	8,158,841	930,646	-
Emerging Growth Fund	55,612	4,870,511	3,402,428	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$573,534	$-	$-
Equity Index Fund	7,083,870	-	-
Growth Equity Fund	103,437	-	-
OTC 100 Fund	71,288	-	-

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Large Cap Value Fund	$29,648	$(5,289,578)	$(196,754)	$14,890,364
Equity Index Fund	-	(8,980,049)	(1,207,997)	24,963,103
Growth Equity Fund	-	(24,873,378)	(153,226)	1,578,407
OTC 100 Fund	-	(9,369,335)	(89,515)	1,530,885
Small Cap Growth Equity Fund	-	(16,002,594)	(5,543)	13,571,016
Emerging Growth Fund	-	(8,328,551)	(2,256)	1,880,874

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds elected to defer to January 1, 2005 post-October losses:

Amount
Large Cap Value Fund	$191,344
Equity Index Fund	1,178,443
Growth Equity Fund	149,187
OTC 100 Fund	87,295

7.  Proxy Voting
(Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly
Reporting
(Unaudited)
    The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

9.  Trustees' Approval
of Investment
Advisory Contracts
(Unaudited)
    At a meeting held on February 7, 2005, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the Advisory Agreements and Sub-Advisory Agreements for each of the Large Cap Value Fund, Equity Index Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Growth Equity Fund and Emerging Growth Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to series of MassMutual Select Funds with investment objectives and strategies similar to those of the Funds, prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared those MassMutual Select Funds to a

Notes to Financial Statements (Unaudited) (Continued)

peer group identified by the third-party vendor. The Trustees also received in board materials in advance of the meeting memoranda prepared by Fund counsel and by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

  Representatives of the third-party vendor preparing the Third-Party Report requested by the Trustees were present for a portion of the meeting and made a presentation to the Trustees with respect to this Report. Such representatives also addressed questions posed by the Trustees concerning the Report. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

  In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

  The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

  The Trustees took into account the estimated profitability of the Funds to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds.

  Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

  In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees did not generally review the profitability of the Sub-Advisers based on the fact that the sub-advisory fees were paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fees were being negotiated at arm's-length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Notes to Financial Statements (Unaudited) (Continued)

  Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

  Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

  Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited)

Fund Expenses
June 30, 2005 (Unaudited)

Expense Examples
   The following information is in regards to expenses for the six month period ended June 30, 2005:

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2005.

Actual Expenses
   The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison
Purposes
   The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Large Cap Value Fund
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,012.50	$4.49
2) Hypothetical	1,000.00	1,020.33	4.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Index Fund Class I
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$990.60	$2.22
2) Hypothetical	1,000.00	1,022.56	2.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$991.30	$1.43
2) Hypothetical	1,000.00	1,023.36	1.45

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class III
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$991.90	$0.74
2) Hypothetical	1,000.00	1,024.05	0.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Growth Equity Fund
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,001.40	$4.52
2) Hypothetical	1,000.00	1,020.28	4.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$920.10	$2.67
2) Hypothetical	1,000.00	1,022.02	2.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,008.30	$5.93
2) Hypothetical	1,000.00	1,018.89	5.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 1.19%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$947.60	$5.60
2) Hypothetical	1,000.00	1,019.04	5.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

[This page is intentionally left blank.]

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540 805

Item 2.

Code of Ethics. (annual only)

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert. (annual only)

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services. (annual only)

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants. (annual only)

Not applicable to this filing.

Item 6.	Schedule of Investments.

Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 10.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective based as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.

Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.